UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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☐	Definitive Proxy Statement
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FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

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 NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

The 2016 Annual Meeting of stockholders of Fusion Telecommunications International, Inc. will be held on October 28, 2016, commencing at 3:00 p.m., local time. The Annual Meeting will be held at the company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York, 10170.  The Annual Meeting is called for the purpose of considering and acting upon the following matters:

(a)	to elect nine directors to hold office until our 2017 annual meeting of stockholders; and

(b)	to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2016; and

(c)	to approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock to 90,000,000; and

(d)	to approve the 2016 Fusion equity compensation plan; and

(e)
to ratify, for purposes of Nasdaq Listing Rule 5635(b), (i) the sale of 1,834,862 shares of our common stock to Unterberg Technology Partners L.P. on December 7, 2015, and (ii) the conversion by Unterberg Koller Capital Fund, L.P. of all of its shares of our Series B-2 preferred stock into shares of our common stock, which transactions resulted in Unterberg owning more than 20% of our outstanding voting securities; and

(f)	to vote on an advisory resolution to approve executive compensation; and

(g)	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on August 31, 2016 are entitled to notice of, and to vote at, the 2016 Annual Meeting.  A list of these stockholders is available at our office in New York, New York.

By Order of the Board of Directors,

/s/ PHILIP D. TURITS
Philip D. Turits, Secretary and Treasurer
New York, New York
August 31, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October 28, 2016

The proxy statement, the Company’s Form 10-K and 10-K/A for the year ended December 31, 2015, the Company’s Form 10-Q for the fiscal quarter ended June 30, 2016 and the means to vote by Internet are available at www.proxyvote.com.

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Your Vote is Important

Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.  You may vote over the Internet, as well as by telephone, or if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form.   Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail.

In the proxy statement, the words “Fusion,” the “Company,” “we,” “our,” “us,” and similar terms refer to Fusion Telecommunications International, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

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PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

ITEM	PAGE NO.
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS	i
QUESTIONS AND ANSWERS	2
CORPORATE GOVERNANCE	7
BOARD COMMITTEES	8
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	14
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF	17
PROPOSAL 1	21
PROPOSAL 2	24
PROPOSAL 3	25
PROPOSAL 4	27
PROPOSAL 5	37
PROPOSAL 6	35
OTHER MATTERS	36
DISSENTERS' RIGHTS	36

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Why am I receiving these materials?

Our board of directors (the “Board”) has made these materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation by our Board of proxies for use at the 2016 Annual Meeting of Stockholders (“Annual Meeting”), which will take place on October 28, 2016 at 3:00 p.m., local time, at our headquarters located at 420 Lexington Avenue, Suite 1718, New York, New York 10170.    You are invited to attend the Annual Meeting if you were a stockholder of Fusion as of the close of business on August 31, 2016 (the “Record Date”) for the Annual Meeting, or hold a valid proxy for the Annual Meeting.  This proxy statement includes information that we are required to provide you under the U.S. Securities and Exchange Commission (“SEC”) rules and that is to assist you in voting your shares.

What is included in the proxy materials?

The proxy materials include:

●     our proxy statement for the Annual Meeting;

●     our Form 10-K/10-K/A for the fiscal year ended December 31, 2015 and our Form 10-Q for the fiscal quarter ended June 30, 2016; and

●     the proxy card or a voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice of Internet Availability of Proxy Materials (“Notice”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.   The Notice also instructs you as to how you may submit your proxy on the Internet.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

How can I access the proxy materials over the Internet?

The Notice, proxy card or voting instruction form will contain instructions on how to:

●     view our proxy materials for the Annual Meeting on the Internet and vote your shares; and

●     instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you revoke it.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

●     to elect nine directors to hold office until our 2017 annual meeting of stockholders; and

●     to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2016; and

●     to approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock to 90,000,000; and

●     to approve the 2016 Fusion equity compensation plan; and

●     to ratify, for purposes of Nasdaq Listing Rule 5635(b), (i) the sale of 1,834,862 shares of our common stock to Unterberg Technology Partners L.P. (“Unterberg Technology”) on December 7, 2015, and (ii) the conversion by Unterberg Koller Capital Fund, L.P. (“Unterbg Koller and together with Unterberg Technology, “Unterberg”) of all of its shares of our Series B-2 preferred stock into shares of our common stock, which transactions resulted in Unterberg owning more than 20% of our outstanding voting securities; and

●     to vote on an advisory resolution to approve executive compensation; and

●     to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board recommends that you vote your shares to:

●     elect the nine nominees named in this proxy statement; and

●      ratify the appointment of EisnerAmper, LLP as our independent registered public accounting firm for 2016; and

●     approve the amendment to our amended and restated certificate of incorporation; and

●     approve the 2016 Fusion equity compensation plan; and

●     ratify, for purposes of Nasdaq Listing Rule 5635(b) (i) the sale of 1,834,862 shares of our common stock sold to Unterberg Technology on December 7, 2015, and (ii) the conversion by Unterberg Koller of all of its shares of our Series B-2 preferred stock into shares of our common stock; and

●     approve the advisory resolution on executive compensation.

Who is entitled to vote?

Stockholders as of the Record Date are entitled to vote on all matters that come before the Annual Meeting. Shares can be voted only if the stockholder is present at the Annual Meeting in person or represented by proxy.  As described below, the voting procedures may be different for stockholders of record and beneficial owners.

How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote.  Each share of our Series B-2 preferred stock that you have the right to convert into shares of our common stock as of the Record Date entitles you to 200 votes.  Our common stock and Series B-2 preferred stock are sometimes hereinafter collectively referred to as our “Voting Shares.”

On the Record Date (a) the ● issued and outstanding shares of our common stock are entitled to vote an aggregate of  ● shares of common stock, and (b) the ● issued and outstanding shares of our Series B-2 preferred stock are entitled to vote an aggregate of ● shares.  The provisions of the Series B-2 preferred stock limit conversion such that, absent at least 60 days written notice to the contrary, the holder's beneficial ownership is limited to 4.99% of the number of outstanding shares of our common stock after conversion.   In December 2015, Unterberg notified us that it was waiving this restriction as to its shares of Series B-2 preferred and was converting all of its shares of Series B-2 preferred into shares of common stock.  The combined issued and outstanding shares of our common stock and Series B-2 preferred are entitled to vote a total of ● shares of common stock at the Annual Meeting.  However, due to the standstill agreement executed by Unterberg, in which Unterberg agreed that it would not vote shares of common stock owned by it that are in excess of 19.9%, only ● shares of common stock are entitled to vote at the Annual Meeting.   Except as otherwise noted to the contrary, the holders of our common stock and our Series B-2 preferred vote as one group on each matter submitted to a vote of stockholders at the Annual Meeting.

Why is the number of shares shown as owned by me online different from the number of shares in my records?

The number of shares of common stock shown when you logged into www.proxyvote.com may be different from the number of shares shown in your records because the number of shares shown in that data base, as well as all of the per share information in this proxy statement, gives effect to a 1:50 reverse split of our common stock that occurred in May 2014.

What is the difference between holding shares as a Stockholder of Record compared to owning shares as a Beneficial Owner in "street name?"

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization (each an “Organization”), then you are considered the beneficial owner of those shares.

How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as a stockholder of record in person at the Annual Meeting.  You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the Organization that holds your shares giving you the right to vote those shares.   Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.  If you are a stockholder of record, you may vote by proxy.   You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided in the proxy card.    If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by the Organization through which you hold your shares.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your vote at any time prior to taking the vote at the Annual Meeting by:

●     granting a new proxy bearing a later date by following the instructions provided in the Notice or the proxy card, which will automatically revoke the previous proxy;

●     providing a written notice of revocation to our Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170; or

●     attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

●     submitting new voting instructions to the Organization through which you hold your shares by following the instructions they provided; or

●     if you have obtained a legal proxy from the Organization through which you hold your shares giving you the right to vote your shares, by attending the Annual Meeting and voting in person using the valid legal proxy.

Note that with respect to both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the
same address unless we receive contrary instructions from one or more of those stockholders.   This procedure reduces our printing costs, mailing costs and fees.   Stockholders that participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request of a stockholder, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials.   Stockholders may request such a change by sending us an e-mail at proxymaterial@fusionconnect.com.

Stockholders who hold shares in street name may contact the Organization through which they hold their shares to request information about householding.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the shares entitled to vote as of the Record Date must be present in person or represented by proxy.  Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For all other items of business (Proposals Number 2 through 6), you may vote “FOR,” “AGAINST,” or “ABSTAIN.”

If you provide specific instructions on a properly executed proxy card or over the telephone or Internet, your shares will be voted as you instruct on such items.  If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by the Board.

What is the voting requirement required to approve each of the proposals?

For Proposal 1, election of directors, directors shall be elected by a plurality of the votes cast by Voting Shares at the Annual Meeting, in person or represented by proxy.  A plurality does not require that a specific percentage of votes be received, but rather, results in the election of those directors who receive the most votes.

Proposals 2, 4, 5 and 6 require the affirmative “FOR” vote of a majority of the Voting Shares cast at the Annual Meeting, in person or represented by proxy, voting as a single class.

Proposal 3, requires the affirmative “FOR” vote by (a) holders of a majority of our outstanding Voting Shares entitled to vote on Proposal 3, and (b) holders of a majority of our outstanding shares of common stock, voting as a separate group.

If you hold shares beneficially in street name and do not provide your Organization with voting instructions, your shares may constitute “broker non-votes.”  Broker non-votes occur on a matter when an Organization is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  These matters are referred to as “non-routine” matters.   Of the matters to be voted on at the Annual Meeting, only Proposal 2 is considered to be “routine.”  In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered votes cast with respect to that proposal.  Thus, broker non-votes will not affect the outcome of Proposals 1, 2, 4, 5 or 6 but will constitute a vote “against” Proposal 3.

Abstentions are also not considered votes cast for a proposal and thus will not affect the outcome of Proposals 1, 2, 4, 5 or 6 but will constitute a vote “against” Proposal 3.

Please note that since brokers may not vote your shares on “non-routine” matters, in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding how you wish them to vote your shares.

Who will bear the costs of soliciting votes for the Annual Meeting?

Fusion will pay the costs of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes.  If you choose to access these proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.  If you choose to vote by phone, you are responsible for any telephone charges you may incur.   We have not retained a proxy solicitor in conjunction with the Annual Meeting, but we reserve the right to do so if it is determined necessary.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communications by our directors, officers and certain of our other employees, who will not receive any additional compensation for such solicitation activities.

Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and we will publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting.  Since seating is limited, admission to the Annual Meeting will be on a first-come, first-serve basis.  You must present a valid photo identification, such as a driver’s license or passport, for admittance.   If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to August 31, 2016, a copy of the voting instruction form provided by your Organization, or other similar evidence of ownership.

If you do not provide a photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.  For security reasons, you and your bags are subject to search prior to your admittance to the Annual Meeting.

The Annual Meeting will begin promptly at 3:00 p.m., local time.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

Stockholder Proposals:  As of the date of this proxy statement, we had not received notice of any stockholder proposals for the meeting and proposals received subsequent to such date will be considered untimely. For a stockholder proposal to be considered for inclusion in the proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below.  Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Fusion Telecommunications International, Inc.
Attention: Corporate Secretary- Stockholder Proposal
420 Lexington Avenue, Suite 1718
New York, New York 10170

Under Rule 14a-8, in order to be timely a stockholder proposal must be received at our principal executive offices not less than 120 calendar days before the date our Proxy Materials’ were released to our stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we send out our Notice for that meeting. Therefore, stockholder proposals intended to be presented at our 2017 annual meeting must be received by us at our principal executive offices not later than July 31, 2017 in order to be eligible for inclusion in our proxy statement and proxy for that meeting.  Upon receipt of any proposal, we will determine whether to include such proposal in accordance with applicable regulations.

Who Can Help Answer Your Questions?

If you have a question about this proxy statement, you may address that question to our Corporate Secretary at the above address, or may call him at 212–201–2407.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management.  In accordance with our corporate governance principles, the Board does not involve itself in the day-to-day operations of the Company.  The directors keep themselves informed through discussions with the Chief Executive Officer and our other executive officers, by reading the reports and other materials that we send them and by participating in Board and committee meetings. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of our stockholders.

Our By-laws provide that the Board shall consist of not less than one director and that a director’s term extends from the date of his or her election until our next annual meeting of stockholders. Through Board action, the number of directors of the Company has been set at no less than seven and no more than seventeen.  The Board currently consists of nine members.

The Board has proposed a slate of nine nominees for election to the Board. At the Annual Meeting, nine directors will be elected to hold office for a term of one year or until their respective successors are elected and qualified at our 2017 annual meeting of stockholders, or otherwise. Biographical information concerning our director nominees is provided elsewhere in this proxy statement.

Board Meetings and Attendance

During 2015, 14 meetings of the Board were held, 9 of which were telephonic.  All incumbent directors, other than Paul C. O’Brien and Jack Rosen, attended at least 75% of the total meetings of the Board and all directors attended at least 75% of the total meetings of the committees on which they served.

Annual Meeting Attendance

We do not require Board members to attend the annual meeting of stockholders. Two incumbent directors attended our 2015 annual meeting.

Stockholder Communications with Directors

The Board recommends that communications with the Board be initiated in writing and addressed as follows:

Fusion Telecommunications International, Inc.
Attention: Corporate Secretary- Stockholder Communications
420 Lexington Avenue, Suite 1718
New York, New York 10170

This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Corporate Secretary to forward such correspondence only to the intended recipient; however, the Board has also instructed our Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere within the Company for review and possible response.

Code of Ethics

Since 2004, we have had a Corporate Code of Ethics, the current version of which applies to all members of the Board, the Chief Executive Officer, any other principal executive officer, the Chief Financial Officer and our Corporate Controller.  To receive a copy of our Code of Ethics, you may write to Fusion Telecommunications International, Inc., Attention: Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170 or you may contact our Corporate Secretary at (212) 201-2407.  A copy of our Code of Ethics is also posted on our website (www.fusionconnect.com). Disclosure of amendments to, or waivers of, provisions of the Code of Ethics will be publicly disclosed in accordance with applicable rules and regulations, and will be made available upon request in the manner indicated above.

BOARD COMMITTEES

The Board has established a Compensation and Nominating Committee (the “Compensation Committee”), a Strategic and Investment Banking Committee (the “Strategic Committee”) and an Audit Committee (the “Audit Committee” and together with the Compensation Committee and the Strategic Committee, hereinafter referred to as the “Committees”) to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of the Committees and their current members are set forth below:

Compensation and Nominating Committee

The primary functions of our Compensation Committee are to:

●	evaluate and assess, on an annual basis, the performance of the Chief Executive Officer;
●
make recommendations to the Board regarding base salaries, annual incentive awards (equity and/or cash) and long-term incentive awards for the Chief Executive Officer and, in consultation with the Chief Executive Officer, for other executive officers;

●	establish performance objectives for executive officers under our incentive compensation plans with particular consideration to appropriate levels of risk-taking incentives;
●	make recommendations to the Board regarding employment agreements, severance agreements, change in control agreements and similar arrangements;
●
retain compensation consultants to be used to assist in the evaluation of the compensation of the Chief Executive Officer and other executive officers and obtain advice and assistance from internal and outside legal, accounting or other advisors;

●	review and recommend to the Board the nominees for election as directors and assist the Board in identifying and attracting qualified candidates;
●	periodically review and assess the adequacy and levels of director compensation; and
●	periodically review succession plans for key executive officer positions.

During 2015, the members of our Compensation Committee were Michael J. Del Giudice – Chairman, Paul C. O'Brien and Larry Blum, each of whom was a non-employee member of the Board. The Board has determined that each of these directors is independent within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. The charter of our Compensation Committee is posted on our website (www.fusionconnect.com), and a copy of that charter can be obtained by contacting our Corporate Secretary at the address provided above for communications with directors. The information on our website is neither incorporated by reference nor otherwise made a part of this proxy statement. The Compensation Committee held 5 meetings during 2015.

Stockholder Nomination of Directors

The Compensation Committee currently does not have a formal procedure with regard to the consideration of candidates recommended by our stockholders. The Board believes that such a procedure may make sense and continues to investigate various procedural options.

Director Qualifications

The Compensation Committee used the following procedures and guidelines contained in its charter to evaluate and recommend the nominees for director included in this proxy statement:

●	recommend to the Board and aid in identifying and attracting qualified candidates to stand for election as directors;

●	periodically evaluate the desirability of and recommend to the Board any changes in the size and composition of the Board; and

●	select and evaluate directors in accordance with the general and specific criteria set forth below:

General Criteria: Director selection should include a sufficient number of independent directors to satisfy the existing SEC and exchange requirements, and such independent directors should have the appropriate skills, experience and other characteristics to fill all Board committee positions required to be filled by independent directors;

Specific Criteria: In addition to the general criteria, the Compensation Committee shall develop and periodically evaluate and modify, as appropriate, a set of specific criteria outlining the skills, experience, particular areas of expertise, specific backgrounds and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and Committees, taking into account any particular needs of the Company based on its business, size, strategic objectives, customers and other characteristics;

●
evaluate each new director candidate and each incumbent director before recommending that the Board nominate or re-nominate such individual for election or reelection as a director based on the extent to which such individual meets the general and specific criteria above;

●	diligently seek to identify potential candidates who will strengthen the Board, by establishing procedures for soliciting and reviewing potential nominees from directors and stockholders; and

●
submit to the Board the candidates for director to be recommended by the Board for election at each annual meeting of stockholders and to be added to the Board at any other time due to Board expansion, director resignations, retirements or otherwise.

Audit Committee

Our Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the integrity of our financial statements, our internal control systems, our auditing, accounting and financial reporting processes (including those associated with the Sarbanes-Oxley Act of 2002) and the qualification and independence of our independent accountants.  The Audit Committee’s primary duties are to:

●	serve as an independent and objective party to monitor our quarterly and annual financial reporting process and the adequacy of our internal control systems;
●	review and appraise the audit efforts of our independent accountants; and
●	provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

To fulfill its responsibilities and duties, the Audit Committee:

●
reviews and discusses with management and the independent accountants our annual audited financial statements and any reports or other financial information submitted to any governmental body or to the public;

●
reviews with management and the independent accountants the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q or prior to release of earnings for the quarter;

●	reviews and approves any related-party transactions;

●	appoints and replaces the independent accountants and approves the professional fees to be paid to the independent accountants, including the range of audit and non-audit fees;
●	reviews with the independent auditors all critical accounting policies and practices being used by the Company;

●
ensures the independence of the independent accountants by preapproving all auditing and non-audit services to be performed for the Company, ensure the rotation of audit partners as required by law, and discusses with the independent accountant’s the matters required to be discussed by applicable auditing standards;

●	reviews any significant disagreements among management and the independent accountants in connection with the preparation of the Company’s financial statements;

●
establishes procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters; and

●	establishes, reviews and updates periodically our Code of Ethics to ensure that management has established a system to monitor and enforce our Code of Ethics.

During 2015, the members of our Audit Committee were Paul C. O'Brien – Chairman, Michael Del Giudice and Larry Blum, each of whom was a non-employee member of the Board.  The Board has determined that Michael Del Giudice is our Audit Committee Financial Expert within the meaning of SEC rules. The Board has also determined that each of the directors serving on our Audit Committee is independent within the meaning of the Rule 5605(a)(2) of The Nasdaq Stock Market. The Audit Committee charter is posted on our website (www.fusionconnect.com), and a copy of the charter can also be obtained by contacting our Corporate Secretary. The information on our website is neither incorporated by reference nor otherwise made a part of this proxy statement. The Audit Committee held 4 meetings in 2015.

Audit Committee Report

With respect to the year ended December 31, 2015, in addition to its other work, the Audit Committee:

●
reviewed and discussed with management and EisnerAmper, LLP, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2015 and the year then ended;

●
discussed with EisnerAmper, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

●
received from EisnerAmper, LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with EisnerAmper, LLP its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

Based on the review and discussion summarized above, the Audit Committee recommended that the Board include the audited consolidated financial statements in its 2015 Annual Report on Form 10-K for filing with the SEC.

Submitted by: /s/ Paul C. O’Brien, Chairman /s/ Michael Del Giudice /s/ Larry Blum

Strategic and Investment Banking Committee

The members of our Strategic Committee are Marvin S. Rosen – Chairman, E. Alan Brumberger, Michael Del Giudice and Philip D. Turits. Our Strategic Committee evaluates and recommends investment strategies with investment banks and brokerage houses and assists in the evaluation of potential mergers and acquisitions. The Strategic Committee does not currently have a written charter. The Strategic Committee acts at the direction of the board. The Strategic Committee did not meet in 2015.

Board Role in Risk Oversight

The Board has the overall responsibility for risk oversight, with a particular focus on those areas of risk that might have the most significant impact on the Company. These risk oversight responsibilities are primarily discharged through the Audit Committee and Compensation Committee. The roles of these Committees in risk evaluation are as follows:

Audit Committee. The Audit Committee oversees the risk management policies and practices related to the financial reporting process and to our published financial statements. In addition, the Audit Committee from time to time reviews those risk management policies and practices with executive management and the Company’s auditors, to insure full compliance and the minimization of finance-related risks.

Compensation Committee. The Compensation Committee oversees the risk management policies and practices related to compensation and compensation-related risks, as well as possible risks related to succession planning. This oversight responsibility specifically includes working with executive management in relation to employee compensation policies, practices and programs.

Our executive officers direct the day-to-day implementation and monitoring of the management policies and practices established by the Board and its Committees.  As part of its periodic meetings with executive management, the Board reviews the Company’s risk management policies and practices.

Director Compensation

Our directors do not receive cash compensation for their services on the Board or Committees. However, they are reimbursed for out-of-pocket expenses incurred in attending Board and Committee meetings.  In addition, we annually grant directors stock options for their services, the amount of which is determined by the Compensation Committee.

The following table provides information relating to compensation paid to the directors for the 2015 fiscal year.

Name	Fees Earned Or Paid In Cash ($)	Stock Awards ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2) ($)	Total ($)(3)
Marvin S. Rosen	$-	$-	$5,770	$-	$-	$-	$5,770
E. Alan Brumberger	$-	$-	$5,770	$-	$-	$-	$5,770
Michael J. Del Giudice	$-	$-	$5,770	$-	$-	$-	$5,770
Jack Rosen	$-	$-	$5,770	$-	$-	$-	$5,770
Paul C. O'Brien	$-	$-	$5,770	$-	$-	$-	$5,770
Philip D. Turits(1)	$150,000	$-	$19,232	$-	$-	$-	$169,232
William Rubin	$-	$-	$5,770	$-	$-	$-	$5,770
Larry Blum	$-	$-	$5,770	$-	$-	$-	$5,770
________________

(1)	Includes cash paid to Mr. Turits for his services as the Company’s Treasurer in accordance with his compensation arrangement approved by both the Compensation Committee and the Board.

(2)
This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2015, for option awards pursuant to the 2009 stock option plan. The value attributable to option awards is computed in accordance with Financial Accounting Standards Board (“FASB”) ASB ASC Topic 718, and the assumptions made in the valuations of the option awards are included in Note 2 (Summary of Significant Accounting Policies – Stock Based Compensation) of the notes to our financial statements for the year ended December 31, 2015, that appear in our Annual Report on Form 10-K for 2015.

(3)	The table does not include amounts reimbursed for expenses incurred in attending Board and Committee meetings.

EXECUTIVE OFFICERS

Set forth below is a brief description of the present and past business experience of each of our executive officers.

Matthew D. Rosen, Age 44, Chief Executive Officer and Director

Mr. Rosen has served as a director since May 2005 and has been our Chief Executive Officer since March 2006. He served as our President from March 2006 until March 2008, as our Chief Operating Officer from August 2003 to March 2006, as our Executive Vice President and Chief Operating Officer from February 2002 to August 2003, as our Executive Vice President and President of Global Operations from November 2000 to January 2002 and as our President of US Operations from March 2000 to November 2000.

Philip D. Turits, Age 83, Secretary, Treasurer, and Director

Mr. Turits co-founded the Company in 1997 and has served as a Director since September 1997, our Secretary since October 1997, our Treasurer since March 1998 and Vice Chairman of the Board from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company, and prior to 1991 he served as President and Chief Executive Officer of Continental Chemical Company.

Gordon Hutchins, Jr., Age 67, President, Chief Operating Officer

Mr. Hutchins has served as our President and Chief Operating Officer since March 2008. Mr. Hutchins served as our Executive Vice President from December 2005 to March 2008 and as Acting Chief Financial Officer from January 2010 until April 2016.  Prior to joining the Company, Mr. Hutchins served as President and Chief Executive Officer of SwissFone, Inc., a telecommunications carrier.  Prior to joining SwissFone, Mr. Hutchins served as President and Chief Executive Officer of STAR Telecommunications, Inc., an international telecommunications carrier.   Mr. Hutchins has also served as President and Chief Executive Officer of GH Associates, Inc., a management-consulting firm that he founded.    During his early career, Mr. Hutchins served as President and Chief Executive Officer of LDX NET, Inc., a fiber optic network company, and held positions with MCI, McDonnell Douglas Corporation and AT&T.

Michael R. Bauer, Age 44, Chief Financial Officer

Mr. Bauer has served as our Chief Financial Officer since April 2016. Prior to joining the Company, Mr. Bauer served as Chief Financial Officer at GTT Communications Inc. from June 2012 to June 2015. Prior to serving as GTT’s Chief Financial Officer, Mr. Bauer served as its acting Chief Financial Officer, Principal Accounting Officer and Treasurer from December 2011 to June 2012 and as its Vice President, Finance and Controller from June 2009 to December 2011. Mr. Bauer has over 19 years of broad finance and accounting experience. Prior to joining GTT, Mr. Bauer led the financial planning and analysis and investor relations efforts at MeriStar Hospitality Corporation. Mr. Bauer began his career with Arthur Andersen in audit and business advisory services.

Jonathan Kaufman, Age 57, Chief Strategy Officer

Mr. Kaufman has served as our Chief Strategy Officer since January 2015.   Prior to assuming that position, Mr. Kaufman served as President, Business Services, from October 2012 (the date we acquired his company, Network Billing Systems, LLC, a company he founded in 1998) until January 2015.  From its founding until its sale in 2012, Mr. Kaufman served as Chief Executive Officer of Network Billing Systems.  Prior to founding Network Billing Systems, Mr. Kaufman served as Chief Executive Officer of Target Telecom Inc., a telecommunications service company that he founded in 1984 and sold to WorldCom in 1996.

Jan Sarro, Age 62, Executive Vice President – Marketing and Business Development

Ms. Sarro has served as our Executive Vice President of Marketing and Business Development since November 2012.  Prior to assuming that role, Ms. Sarro served as our Executive Vice President – Corporate Services from March 2008 to October 2012, as our Executive Vice President, Carrier Services from April 2005 to March 2008, and as our Vice President of Sales and Marketing from March 2002 to April 2005. Prior to joining the Company, Ms. Sarro served as President of the Americas for Viatel, Inc., a global, facilities-based communications carrier. Ms. Sarro has over 20 years of experience in the telecommunications industry.  Ms. Sarro has also held senior executive marketing and sales management positions at Argo Communications, FTC Communications, TRT Communications and WorldCom.

Russell P. Markman, Age 65, President Business Services

Mr. Markman has served as our President Business Services since January 2015. Prior to assuming that role, Mr. Markman served as Executive Vice President, Business Services from October 2012 to January 2015.   Prior to our acquisition of Network Billing Systems in October 2012, Mr. Markman served as President of that company from January 2009 to October 2012.   Prior to becoming President of Network Billing Systems, Mr. Markman served as Vice President, Operations from October 2003 to October 2012.  Prior to joining Network Billing Systems, Mr. Markman established the alternate channel distribution program for commercial sales at RCN Corporation, where he served as Director of Commercial Sales.

Lisa Taranto, Age 49, Vice President, Finance and Principal Accounting Officer

Ms. Taranto has served as our Principal Accounting Officer since August 2015 and as our Vice President, Finance since January 2014.  From January 2014 until August 2015, she also held the position of Vice President, Accounting.  Prior to joining us, Ms. Taranto served as Vice President, Finance and Accounting for Broadvox, LLC and from January 2006 to January 2011 served as Vice President, Accounting and Financial Operations for Cypress Communications.  From May 2003 to April 2005, Ms. Taranto held senior financial management roles at AirGate PCS (a Sprint Company), where she built the company's settlements operations organization and held a position on that company's external controls and disclosures committee. Ms. Taranto has over 25 years of financial management experience in the communications industry. Earlier in her career, Ms. Taranto held executive management roles at MCI/Verizon Business, where she led the Global Financial Operations and IT Revenue Systems organizations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our Named Executive Officers (1).

Name and Principal Position	Year	Salary (1) ($)	Bonus (1, 2) ($)	Option Awards (3) ($)	All Other Compensation (4) ($)	Total ($)
Matthew D. Rosen,	2015	$425,000	$350,000	$192,218	$3,311	$970,529
Chief Executive Officer	2014	$350,000	$350,000	$114,071	$3,311	$817,382

Gordon Hutchins, Jr.,	2015	$275,000	$60,000	$67,237	$448	$402,685
President and Chief Operating Officer	2014	$250,000	$60,000	$42,036	$448	$352,484

Russell P. Markman	2015	$250,000	$35,000	$48,027	$541	$333,568
President, Business Services	2014	$205,000	$35,000	$58,083	$541	$298,624
 __________________________
(1)
Included in these columns are amounts earned, though not necessarily paid to, the Named Executive Officer, during the corresponding fiscal year.  Named Executive Officers consists of: (i) our Principal Executive Officer regardless of compensation level, and (ii) our two most highly compensated Executive Officers (other than our Principal Executive Officer), who were serving as such on December 31, 2015 and whose annual compensation exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an Executive Officer on December 31, 2015. The value attributable to any option awards is computed in accordance with FASB ASC Topic 718.

(2)
The amounts reported in this column for Mr. Rosen for 2015 includes $25,000 of compensation taken by Mr. Rosen in the form of 11,468 shares of our common stock. The price of $2.18 per share of common stock, the closing bid price of our common stock on the date of issuance of these shares (December 4, 2015), was used to determine the number of shares issued.

(3)
This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2015 and 2014, for option awards pursuant to our 2009 Plan. The value attributable to option awards is computed in accordance with FASB ASC Topic 718, and the assumptions made in the valuations of the option awards are included in Note 2 (Summary of Significant Accounting Policies – Stock Based Compensation) of the notes to our consolidated financial statements for the year ended December 31, 2015 included in our Form 10-K for the year ended December 31, 2015.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)	Represents life insurance premiums paid by us.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each Named Executive Officer as of December 31, 2015.  The table gives effect to the 1:50 reverse split completed by us on May, 2014.

	OPTION AWARDS				STOCK AWARDS
Name	Number of securities underlying unexercised options, (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Equity incentive plan awards; Number of securities underlying unexercised unearned options (#)	Option exercise prices ($)	Option expiration dates	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)
Matthew D. Rosen
	2,143	-	-	$139.99	3/6/2016	-	-	-	-
	2,658	-	-	$122.97	3/6/2016	-	-	-	-
	3,200	-	-	$114.00	6/15/2016	-	-	-	-
	7,000	-	-	$34.50	3/28/2017	-	-	-	-
	7,000	-	-	$15.50	3/25/2018	-	-	-	-
	7,000	-	-	$5.50	3/25/2019	-	-	-	-
	8,750	-	-	$6.00	4/13/2020	-	-	-	-
	8,750	-	-	$4.50	10/18/2021	-	-	-	-
	10,000		-	$5.50	10/16/2022	-	-	-	-
	57,574	13,662	-	$4.25	7/28/2023	-	-	-	-
	32,146	47,854	-	$3.52	10/16/2024	-	-	-	-
	-	100,000	-	$2.13	10/6/2025	-	-	-	-
Total	146,221	161,516

Gordon Hutchins, Jr.	2,143	-	-	$139.99	3/6/2016	-	-	-	-
	358	-	-	$132.19	3/6/2016	-	-	-	-
	3,500	-	-	$34.50	3/28/2017	-	-	-	-
	4,000	-	-	$15.50	3/25/2018	-	-	-	-
	4,000	-	-	$5.50	3/25/2019	-	-	-	-
	5,000	-	-	$6.00	4/13/2020	-	-	-	-
	6,500	-	-	$4.50	10/19/2021	-	-	-	-
	6,500		-	$5.50	10/16/2022	-	-	-	-
	16,441	3,901	-	$4.25	7/28/2023	-	-	-	-
	10,046	14,954	-	$3.52	10/16/2024	-	-	-	-
	-	35,000	-	$2.13	10/6/2025	-	-	-	-
Total	58,488	53,855

Russell P. Markman	4,000	-	-	$6.00	11/30/2012	-	-	-	-
	11,876	2,818	-	$4.25	7/29/2013	-	-	-	-
	8,037	11,963	-	$3.52	10/17/2014	-	-	-	-
	-	25,000	-	$2.13	10/6/2015	-	-	-	-
Total	23,913	39,781

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

On November 5, 2015, the Company executed a new employment agreement with Matthew D. Rosen, our Chief Executive Officer.   This new agreement has a term of three years, but will automatically renew for an additional two year period unless and until one party provides the other party with written notice of its/his intent to terminate not less than 90 days prior to the end of the then existing term.   His agreement provides (a) for an annual base salary of not less than $425,000 (subject to annual review for cost of living increases, performance and market conditions), (b) for an annual bonus equal to 50% of base salary, and (c) that in the event his employment is terminated without cause, including a termination within six months following a change in control of the Company (as defined in his agreement), he will receive unpaid base salary accrued through the effective date of the termination plus any pro-rata bonus and a lump sum payment equal to 200% of his base salary then in effect and 200% of his highest annual bonus for the three years preceding his termination.  Had such an event occurred on December 31, 2015, the amount due to Mr. Rosen would have been $1.5 million.  His employment agreement also includes a one year non-compete provision.  In the event of a sale of the Company that results in proceeds to the stockholders of up to $149,999,999, Mr. Rosen is entitled to receive a special bonus equal to 2.5% of the consideration (cash or stock) paid/distributed to the stockholders; 3.5% if such consideration is between $150 million and $249,999,999; 4.5% if such consideration is between $250 million and $349,999,999; and 5% if such consideration is over $350 million.  Mr. Rosen’s employment agreement also provides that the Board will, within ninety (90) days following execution of the new agreement, develop a plan under which Mr. Rosen will obtain a five percent (5%) stake in the Company within three years.  To date such a plan has not been developed.  In each of 2015 and 2014, Mr. Rosen received a bonus of $350,000.

Gordon Hutchins Jr. serves as our President and Chief Operating Officer.  Mr. Hutchins does not have a written employment agreement with the Company.  Effective January 1, 2015, Mr. Hutchins’ annual salary was increased to $275,000.  Mr. Hutchins is entitled to receive a bonus equal to 25% of his annual salary if the Company achieves designated corporate performance metrics.  In each of 2015 and 2014, Mr. Hutchins received a bonus of $60,000.

Russell P. Markman serves as our President, Business Services. Mr. Markman does not currently have a written employment agreement with the Company. Mr. Markman’s annual salary is $250,000 and he is entitled to receive a bonus of up to 25% of his annual salary if the Company achieves designated corporate performance metrics. In each of 2015 and 2014, Mr. Markman received a bonus of $35,000.

Determination of Executive Compensation

The compensation of our Chief Executive Officer is determined by the Compensation Committee.  The compensation of our other executive officers is determined by the Compensation Committee, in consultation with the Chief Executive Officer.  In determining the levels and forms of compensation to be paid to our executive officers, the Compensation Committee considers the overall Company performance, departmental or business segment performance, individual executive performance and experience, internal equity with regard to other executive positions, general economic conditions, and typical levels and forms of compensation at similarly-sized companies with business models similar to ours.

In considering levels and forms of compensation at other companies, the Compensation Committee relies not only on its own knowledge, but also on published salary reviews and compensation studies for companies with business models similar to ours, for specific executive positions and for our industry in general.

Our goal is to provide each of our executive officers with a total compensation package (base salary, the potential for a performance-based annual cash bonus, and time-based equity incentives) that is competitive.  We endeavor to appropriately balance the levels of fixed compensation and “at risk” compensation, as well as the levels of cash compensation and equity incentives.

In addition to cash-based and equity-based compensation, our executive officers are eligible to participate in the benefit programs that are offered to all of our employees, including medical insurance, dental insurance, life insurance, a 401(k) plan, and a variety of other elective benefit plans.  We do not offer perquisites or other significant benefits to our executive officers that are not otherwise available to all of our employees.

2009 Stock Option Plan

On December 17, 2009, the stockholders approved and ratified our 2009 Stock Option Plan (the “2009 Plan”), which was previously adopted by the Board in March 2009.  This plan replaced our 1998 Stock Option Plan, the term of which expired.  Our 2009 Plan provides a long-term, equity-based incentive designed to assist our retention of key personnel, align the interests of our directors, executive officers and employees with those of our stockholders and focus participants on the achievement of long-term business objectives that will increase share value.

Under the 2009 Plan, we originally reserved 140,000 shares of common stock for issuance upon the exercise of stock options. In November 2012, the Board approved an increase in the number of common shares reserved for issuance under the 2009 Plan to 330,000, which increase was approved by stockholders at our 2012 annual meeting held in February 2013.  Then, in January 2014, the Board approved a further increase in the number of common shares reserved for issuance under the 2009 Plan to 1,260,000, which further increase was approved by stockholders at our 2013 annual meeting held in March 2014.  Stock options awarded under the 2009 Plan may either be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Tax Code”), or, alternatively, options that do not qualify as incentive stock options.  To qualify as an incentive stock option under the 2009 Plan, such options must have an exercise price of not less than 100% of the fair market value of our common stock on the date of grant.

The 2009 Plan is administered by the Compensation Committee.  The Compensation Committee determines, from time to-time, those of our executive officers, directors and employees to whom stock options will be granted, as well as the actual number of options granted to each individual, the vesting schedule of the options and all other terms and conditions of the stock options.

As of December 31, 2015, there were outstanding options to purchase 1,115,631 shares of common stock under the 2009 Plan and options to purchase 101,749 shares were available for future award. As of August 15, 2016, 101,749 shares were available for future award under the 2009 Plan.  In addition, options to purchase 42,620 shares of common stock remain outstanding under the now expired 1998 Stock Option Plan, with such options expiring at various dates during 2020.  Due to the small number of shares available for future grant, we are seeking approval for the 2016 equity incentive plan at this Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Principal Stockholders

Our outstanding Voting Shares consist of (a) common stock, par value $0.01 per share, and (b) Series B-2 preferred stock, $0.01 par value per share. Each share of our common stock is entitled to one vote at the Annual Meeting.   Each share of Series B-2 preferred stock, which may be converted into common stock as of the Record Date, is entitled to 200 votes per share.

As of the Record Date, there were ● shares of our common stock and ● shares of Series B-2 preferred stock issued and outstanding.  Holders of Series B-2 preferred stock are entitled to vote along with holders of common stock on each matter submitted to a vote of stockholders based upon the number of shares of common stock into which the Series B-2 preferred stock may be converted on the Record Date.  The provisions of the Series B-2 preferred stock limit conversion such that, absent at least 60 days written notice to the contrary, the holder’s beneficial ownership is limited to 4.99% of the number of outstanding shares of our common stock immediately after conversion.  As a result, the number Voting Shares evidenced by the Company’s outstanding common stock is ● and the number of Voting Shares evidenced by the Series B-2 preferred stock is ● such that the total number of Voting Shares eligible to vote at the Annual Meeting is ●.  However, due to the standstill agreement executed by Unterberg, in which Unterberg agreed that it would not vote shares of common stock owned by it that are in excess of 19.9%, only ● shares of common stock are entitled to vote at the Annual Meeting. The following table presents information regarding the beneficial ownership of each class of our Voting Shares as of the Record Date by:

●	each person who beneficially owns more than five (5%) of our voting securities;
●	each of our directors and Named Executive Officers individually; and
●	all executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the following table is c/o Fusion Telecommunications International, Inc., 420 Lexington Avenue, Suite 1718, New York, NY 10170. We believe that all persons, unless otherwise noted, named in the following table have sole voting and investment power with respect to all shares shown as being owned by them. Under US securities laws, a person is considered to be the beneficial owner of securities owned by him/her (or certain persons whose ownership is attributed to him/her) and that can be acquired by him/her within 60 days from that date, including upon the exercise of options, warrants or convertible securities.

We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by such owner, but not those held by any other person, and which are exercisable within 60 days of the Record Date, have been exercised or converted.

Name and Address of Beneficial Owner	Number of Voting Shares Beneficially Owned	Percentage of Voting Shares
E. Alan Brumberger	(1)	176,139	1.2%
William Rubin	(2)	206,983	1.4%
Jonathan Kaufman	(3)	230,066	1.6%
Matthew D. Rosen	(4)	264,412	1.8%
Marvin S. Rosen	(5)	1,664,751	10.6%
Larry Blum	(6)	47,694	*
Michael J. Del Giudice	(7)	52,075	*
Jack Rosen	(8)	129,855	*
Gordon Hutchins, Jr.	(9)	59,454	*
Paul C. O’Brien	(10)	19,963	*
Jan Sarro	(11)	35,963	*
Philip D. Turits	(12)	130,139	*
Russell Markman	(13)	20,645	*
Lisa Taranto	(14)	2,025	*
Michael R. Bauer	(15)	55,000	*
All Directors and Executive Officers as a Group (15 persons)		3,095,164	19.1%

Unterberg Capital, LLC** 445 Park Avenue, Room 921 New York, New York 10022		4,029,499	26.3%
________
* Less than 1% of outstanding shares

(1) Includes (i) 172 shares of common stock held by trusts for which his wife serves as trustee, (ii) 3,000 shares of common stock issuable upon the exercise of options, (iii) 12,102 shares of common stock issuable upon the exercise of common stock purchase warrants; (iv) 100 shares of Series B-2 preferred stock convertible into 20,000 shares of common stock; and (v) 10 shares of Series A-1 and 10 shares of Series A-2 preferred stock convertible into a total of 361 shares of common stock.

(2) Includes (i) 2,150 shares of common stock issuable upon the exercise of options, (ii) 200 shares of Series B-2 preferred stock convertible into 40,000 shares of common stock; and (iii) 44,129 shares of common stock issuable upon the exercise of common stock purchase warrants.

(3) Includes (i) 170,000 shares of common stock held in a trust for which his wife is the beneficiary; and (ii) 20,975 shares of common stock issuable upon the exercise of options.

(4) Includes (i) 126,627 shares of common stock issuable upon the exercise of options, (ii) 25,592 shares of common stock issuable upon the exercise of common stock purchase warrants; (iii) 76 shares of Series B-2 preferred stock convertible into 15,200 shares of common stock; and (iv) 50 shares of Series A-1 and 5 shares of Series A-2 preferred stock convertible into a total of 719 shares of common stock.

(5) Includes (i) 314,268 shares of common stock issuable upon the exercise of common stock purchase warrants, (ii) 3,000 shares of common stock issuable upon the exercise of options, (iii) 1,922 shares of Series B-2 preferred stock convertible into 384,400 shares of common stock; (iv) 1,610 shares of common stock held by a Delaware Trust Custodian IRA of Mr. Rosen; and (v) 50 shares of Series A-1 and 25 shares of Series A-2 preferred stock convertible into a total of 1,201 shares of common stock.

(6) Includes (i) 28,187 shares of common stock held by trusts for which his wife serves as trustee, (ii) 10,000 shares of Common Stock issuable upon the exercise of common stock purchase warrants held by trusts for which his wife serves as trustee, (iii) 2,150 shares of common stock issuable upon the exercise of options; and (iv) 33 shares of Series B-2 preferred stock convertible into 6,600 shares of common stock held by trusts for which his wife serves as trustee.

(7) Includes (i) 3,000 shares of common stock issuable upon the exercise of options, (ii) 7,622 shares of common stock issuable upon the exercise of common stock purchase warrants, of which 3,664 shares are held in the name of Catskill Investor Group, LLC, (iii) 11,380 shares of common stock held in the name of Catskill Investor Group, LLC, (iv) 5 shares of Series B-2 preferred stock convertible into 1,000 shares of common stock, and (v) 200 shares of Series A-1 and 75 shares of Series-2 preferred stock owned by Catskill Investor Group, LLC, that are convertible into a total of 4,202 shares of common stock.

(8) Includes (i) 30,139 shares of common stock issuable upon the exercise of common stock purchase warrants held in the name of Rosen Partners, LLC, (ii) 53,868 shares of common stock held by Rosen Partners, LLC and 6,523 shares of common stock  held by Rosen-Kaiyuan, LLC, of which Jack Rosen is the managing member, (iii) 2,150 shares of common stock issuable upon the exercise of options,  (iv) 150 shares of Series B-2 preferred stock convertible into 30,000 shares of common stock held in the name of Rosen-Kaiyuan, LLC, and (v) 200 shares of Series A-1 and 50 shares of Series A-2 preferred stock convertible into a total of 3,600 shares of common stock.

(9) Includes (i) 5,556 shares of common stock, (ii) 51,629 shares of common stock issuable upon the exercise of options, (iii) 1,667 shares of common stock issuable upon the exercise of common stock purchase warrants, and (iv) 25 shares of Series A-2 preferred stock convertible into a total of 602 shares of common stock.

(10) Includes (i) 3,000 shares of common stock issuable upon the exercise of options, (ii) 3,200 shares of common stock issuable upon the exercise of common stock purchase warrants, (iii) 50 shares of Series B-2 preferred stock convertible into 10,000 shares of common stock, and (iv) 100 shares of Series A-1 preferred stock convertible into 1,198 shares of common stock.

(11) Represents shares of common stock issuable upon exercise of options.

(12) Includes (i) 450 shares of common stock held by his wife, (ii) 1,450 shares of common stock issuable upon the exercise of common stock purchase warrants, (iii) 7,100 shares of common stock issuable upon the exercise of options, (iv) 5 shares of Series B-2 preferred stock convertible into 1,000 shares of common stock,  (v) 25 shares of Series A-1 and 30 shares of Series A-2 preferred stock convertible into a total of 1,022 shares of common stock.

(13) Represents shares of common stock issuable upon exercise of options.

(14) Represents shares of common stock issuable upon exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that every person who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) which is registered pursuant to Section 12, or who is a director or an officer of the issuer of such security, file the ownership reports required by Section 16 of the Exchange Act.

Based solely upon the Company’s review of Forms 3 and 4 and amendments thereto furnished to us during or with respect to our most recent fiscal year, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year and any written representation from a reporting person (as defined in Item 405 of Regulation S-K) that no Form 5 is required, during the Company’s most recent fiscal year the following Section 16 officers and directors failed to timely file one report each with respect to option grants:  Gordon Hutchins, Jonathan Kaufman, Jan Sarro, Russell Markman, Tom Durkin and Lisa Taranto; and the following Section 16 officers and directors failed to timely file Form 4’s with respect to shares of common stock received as quarterly dividends on shares of the Company’s Series B-2 preferred stock owned by them as well as with respect to their 2015 stock option grant: Marvin S. Rosen, Matthew D. Rosen, Philip D. Turits, Paul C. O’Brien, William Rubin, Jack Rosen, E. Alan Brumberger, Larry Blum and Michael J. Del Giudice.

Certain Relationships, Related Transactions and Director Independence

Officer and Director Loans to Company

In December 2015, Matthew Rosen, our Chief Executive Officer and a Director, converted $25,000 owed to him by the Company (for a partial bonus payable to him under the terms of his employment contract) into 11,468 shares of our common stock at a price of $2.18 per share. See “Executive Compensation,” included elsewhere in this proxy statement.

In December 2015, Marvin Rosen converted $300,000 of his outstanding promissory note to the Company into 137,615 shares of our common stock at a price of $2.18 per share.

Engagement for Tax Services

On March 6, 2014, the Company engaged Marcum LLP (“Marcum”) to prepare the Company’s tax returns and to provide related services.  The annual cost of the services provided is approximately $45,000.  Larry Blum, a director, is a senior advisor and a former partner of Marcum.

Equity Compensation Plans

The following table sets forth securities authorized for issuance under our equity compensation plans as of December 31, 2015.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance
1998 Stock Option Plan*	42,620	$39.40	-

2009 Plan*	1,115,631	$4.97	101,749
Total	1,158,251	$4.96	101,749

*Equity Compensation Plan approved by stockholders.

Director Independence

We apply the standards of Rule 5605(a)(2) of The Nasdaq Capital Market and Rule 10A-3 of the Exchange Act for determining the independence of the members of the Board and Committees. Based upon our application of those standards, the Board has determined that the following members of the Board are independent:

Larry Blum
E. Alan Brumberger
Jack Rosen
William Rubin
Paul C. O'Brien
Michael J. Del Giudice

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

At the Annual Meeting, stockholders will be asked to elect nine nominees to the Board. These nominees were recommended by the Compensation Committee and nominated by the Board.  All of the director nominees are incumbent directors. Each nominee has agreed to serve as a director if reelected.

Our By-laws provide that a director's term extends from the date of his or her election or appointment to the Board until we hold our next annual meeting of stockholders or their successors are duly elected and qualified.

Directors are elected by a plurality of votes cast by stockholders present at the meeting, in person or represented by proxy.  Therefore, the nine nominees who receive the greatest number of votes will be elected. Instructions to withhold authority and “broker non-votes” will not be taken into account in determining the outcome of the election of directors.

Director Background and Qualifications

We believe that those individuals who are nominated to serve as directors should possess the necessary intelligence, business skills, and life experience to make a significant contribution to the Company; should have adequate time to devote to their activities as Board members; should demonstrate the highest level of ethical behavior; should have no conflicts of interest that might influence the performance of their duties as Board members; should have the ability to work effectively and harmoniously with other Board members and with management; and be fully committed to building long-term value for our stockholders.

We seek a Board that is comprised of professionals with diverse backgrounds and who possess business skills directly relevant to the day-to-day activities of the Company. In the information provided below, we identify for each nominee the unique background, business experience, and skills that we believe will allow him to provide effective guidance to management and have a positive impact on the performance of the Company. In particular, we identify the industry, operational, financial, legal and leadership experience that led us to conclude that each of these nominees should be reelected to serve on the Board.

In addition to specific qualifications, the information set forth below includes each nominee’s age, principal occupation, business experience during at least the last five years, and other directorships currently held in public companies.

Marvin S. Rosen, Age 75, Chairman of the Board

Marvin Rosen co-founded the Company in 1997. He has served as the Chairman of the Board since November 2004, Vice Chairman of the Board from December 1998 to November 2004 and has been a member of the Board since March 1998. He served as our Chief Executive Officer from April 2000 to March 2006. In January 2014, he rejoined the international law firm of Greenberg Traurig as a stockholder specializing in corporate securities matters. He previously was a stockholder of that firm and also acted as Of Counsel for a number of years.  Mr. Rosen was Finance Chairman for the Democratic National Committee from September 1995 to January 1997. Currently, he serves on the Board of Directors of the Robert F. Kennedy Center for Justice and Human Rights and the Howard Gilman Foundation.   Mr. Rosen served on the Board of Directors of Terremark Worldwide, Inc. from 2000 until its sale to Verizon in 2011. Mr. Rosen’s son, Matthew Rosen, is our Chief Executive Officer, and serves on our Board of Directors.

Director Qualification:  Mr. Rosen’s background as the co-founder and former Chief Executive Officer of the Company, a Principal with a financial services firm, a securities attorney and a director of a public company provides him with the industry, financial, legal, and leadership experience to advise the Board on strategic and tactical matters.

Philip D. Turits, Age 83, Secretary, Treasurer and Director

Mr. Turits co-founded the Company in 1997 and has served as a Director since September 1997, our Secretary since October 1997, our Treasurer since March 1998 and Vice Chairman of the Board from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company, and prior to 1991 he served as President and Chief Executive Officer of Continental Chemical Company.

Director Qualification:  Mr. Turits’ background as the co-founder and Secretary/Treasurer of the Company and an experienced corporate executive provides him with the operational, financial, and leadership experience necessary to provide valuable guidance to management, particularly in the financial aspects of our business.

Matthew D. Rosen, Age 44, Chief Executive Officer and Director

Mr. Rosen has served as a director since May 2005 and has been our Chief Executive Officer since March 2006. He served as our President from March 2006 until March 2008, as our Chief Operating Officer from August 2003 to March 2006, as our Executive Vice President and Chief Operating Officer from February 2002 to August 2003, as our Executive Vice President and President of Global Operations from November 2000 to January 2002 and as our President of US Operations from March 2000 to November 2000. Mr. Rosen is the son of the Company’s Chairman, Marvin Rosen.

Director Qualification: Mr. Rosen’s background as our Chief Executive Officer and as our former Chief Operating Officer, a senior executive in the telecommunications industry, an experienced operations executive and an investment banker provides him with the industry, operational, financial and leadership experience necessary to advise the Board on all aspects of the Company’s business.

E. Alan Brumberger, Age 76, Director

Mr. Brumberger has served as a Director since March 1998. Currently, Mr. Brumberger is the Chief Executive Officer of Emerald Point Capital Partners, L.L.C. He is also a Director of Verselus, LLC, a privately owned robotics company, and a Director of Youth US-CAEF, a charitable foundation. From 1997 to 2004, he was a partner in Andersen & Co. and its predecessor firms. From 1995 to1997, he was a Managing Director of the Taylor Companies and from 1994 to 1995 was a Managing Director of Brenner Securities, Inc. From 1983 to 1990, Mr. Brumberger was a Managing Director of Drexel Burnham Lambert and a member of the Underwriting and Commitment Committees of that firm. Prior to that, he was a Managing Director of Shearson American Express and a partner at Loeb, Rhoades & Co., a predecessor of Shearson American Express. Mr. Brumberger served for three years as President and Chief Executive Officer of Shearson American Express International Limited, the firm’s international investment banking business in London.

Director Qualification:  Mr. Brumberger’s background as the current Chief Executive Officer of a financial services firm, an experienced leader in the finance and securities industry and an investment banker provides him with the financial and leadership experience to provide input to the Board on various matters, particularly those of a financial nature.

Jack Rosen, Age 69, Director

Mr. Rosen has served as a Director since July 2012. Mr. Rosen is the founder and Chief Executive of Rosen Partners LLC, a residential and commercial real estate development firm. He is also the current Chairman of the American Council for World Jewry, Inc. and the current President of the American Jewish Congress. In addition, Mr. Rosen oversees a wide array of healthcare, cosmetic and telecommunications business ventures throughout the U.S., Europe and Asia. Mr. Rosen currently serves on the Advisory Board of Altimo, an investment company in Russia, the CIS and Turkey operating in the field of mobile and fixed-line communications. Mr. Rosen is currently a member of the Council on Foreign Relations, an independent, nonpartisan membership organization, think tank, and publisher.

Director Qualification:  Mr. Rosen’s background as a leader in many international organizations and as a corporate director in the telecommunications industry provides him with the leadership experience necessary to provide valuable direction and guidance to executive management and the Board.

Paul C. O’Brien, Age 77, Director

Mr. O’Brien has served as a Director since August 1998. Since January 1995, he has served as the President of the O’Brien Group, Inc., a consulting and investment firm. From February 1988 to December 1994, he was the President and Chairman of New England Telephone (a subsidiary of NYNEX), now Verizon, a telecommunications company. Mr. O'Brien also serves on the Board of Directors of Astrobotics and The Computer Merchant.

Director Qualification:   Mr. O’Brien’s background as President of a consulting and investment firm, Chairman of a major telecommunications company and a corporate director provides him with the industry, operational, financial, and leadership experience necessary to effectively guide the Board on all aspects of the Company’s business.

Michael J. Del Giudice, Age 73, Director

 Mr. Del Giudice has served as a Director since November 2004. He is a Senior Managing Director of Millennium Capital Markets LLC and Senior Managing Director of MCM Securities LLC, both of which he founded in 1996. Mr. Del Giudice also serves as Chairman of Carnegie Hudson Resources, LLC, founded in 2012. Mr. Del Giudice has been a Member of the Board of Directors of Consolidated Edison Company of New York, Inc. since 1999, and is currently a member of its Audit Committee and Chairman of its Corporate Governance and Nominating Committee. Mr. Del Giudice served as a director of Reis, Inc. from 2007 to 2013 and was a director of Barnes and Noble, Inc. from 1999 to September 2010. He is also Vice Chairman of the New York Racing Association. Mr. Del Giudice was a General Partner and Managing Director at Lazard Freres & Co. LLC from 1985 to 1995. From 1983 to 1985, Mr. Del Giudice was Chief of Staff to New York Governor Mario M. Cuomo. He served from 1979 to 1981 as Deputy Chief of Staff to Governor Hugh L. Carey and from 1975 to 1979 as Chief of Staff to the then Speaker of the New York Assembly.

Director Qualification:  Mr. Del Giudice’s background as a Senior Managing Director of securities and investment firms, an investment banker, Chief of Staff to a Governor and an active corporate director provides him with the financial and leadership experience to be a valuable advisor to executive management and the Board.

Larry Blum, Age 73, Director

Mr. Blum has served as a Director since February 2012. He has been a Senior Advisor for Marcum (formerly known as Marcum Rachlin), independent registered public accountants, since 2011.  For more than 18 years, Mr. Blum served as the Managing Partner of Rachlin LLP, directing the firm’s growth to its position as Florida’s largest independent accounting and business advisory firm up until its merger with Marcum in 2009.  Mr. Blum has also served as a litigation advisor and is a member of the Florida Bar.

Director Qualification:  Mr. Blum’s background as a managing partner of a public accounting firm and his expertise in the areas of strategic planning, mergers and acquisitions and domestic and international taxation provides him with the financial and leadership experience to be a valuable advisor to executive management and the Board.

William Rubin, Age 63, Director

Mr. Rubin has served as a director since February 2012. Since 1992, he has been President of the Rubin Group, a consulting firm representing clients before governmental entities. Previously, he was Assistant Insurance Commissioner and Treasurer of the State of Florida, where he was directly responsible for all activities related to the Florida State Board of Administration, the agency that manages the investments for Florida’s pension funds. Mr. Rubin also serves as an advisor to many large companies, primarily health care companies doing business in Florida.

Director Qualifications: Mr. Rubin’s background as a senior governmental official and a lobbyist provides him with the financial and leadership experience necessary to be a valuable advisor to executive management and the Board.

Board Recommendation and Vote Required for Approval

THE BOARD OF DIRECTORS BELIEVES THAT A VOTE "FOR" EACH OF THE NINE DIRECTOR NOMINEES IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND THE COMPANY. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE. DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST AT THE ANNUAL MEETING IN PERSON OR REPRESENTED BY PROXY. ONLY VOTES CAST "FOR" OR "WITHHELD" WILL BE COUNTED. ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Subject to ratification by our stockholders, our Audit Committee, in accordance with its charter (see "Board Committees; Audit Committee,” included elsewhere in this proxy statement) has engaged EisnerAmper LLP as the Company's independent registered public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2016. Representatives of EisnerAmper LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit and Audit Related Fees

The fees billed for professional services rendered by EisnerAmper LLP for the years ended December 31, 2015 and 2014 were approximately $147,000 and $167,000, respectively.   The fees billed for professional services included fees associated with the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and consent for the Company’s registration statement.

Tax Related Fees

There were no fees billed for tax-related services by EisnerAmper LLP during the years ended December 31, 2015 and 2014.

All Other Fees

Fees for other services that were not included in the categories above billed by EisnerAmper LLP during the years ended December 31, 2015 and 2014 were approximately $120,000 and $0, respectively. These fees were primarily for audit and due diligence services related to business acquisition transactions undertaken by the Company.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

Consistent with SEC policies regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent accountants.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent accountant.

Prior to engagement of the independent accounting firm for the audit of the Company’s 2016 consolidated financial statements, management will submit to the Audit Committee for approval an aggregate of services expected to be rendered during that year for each of the three categories of services.

Audit and audit-related services include audit work performed in the preparation of annual financial statements, reviews of the Company’s interim financial statements and work that generally only the independent accountants can reasonably be expected to provide, including comfort letters, statutory audits, employee benefit plan audits and test services and consultation regarding financial accounting and/or reporting standards.

Other Fees are those fees associated with services not captured in the other categories, including due diligence and other audit services related to mergers and acquisitions.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage the independent accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent accountant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Board Recommendation and Vote Required for Approval

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2. THE APPROVAL OF PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE BY HOLDERS OF A MAJORITY OF VOTING SHARES CAST AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL. ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL 2.

PROPOSAL 3

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

Introduction and Summary of the Proposed Amendment

The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) currently authorizes the issuance of up to 50 million shares of common stock, par value $0.01 per share, and 10 million shares of preferred stock, $0.01 par value per share.   On August 22, 2016, the Board unanimously adopted a resolution approving, subject to the approval of the Company’s stockholders, an amendment to section (a) of the fourth Article of the Certificate to increase the total number of shares of common stock that the Company is authorized to issue from 50 million to 90 million shares.  As of August 31, 2016, ● shares of common stock were issued and outstanding.  In addition, approximately ● shares were reserved for future issuance under the Company’s employee stock plans, of which approximately ● shares are covered by outstanding stock options and 55,000 shares are subject to retention stock awards. As a result, the number of shares of common stock available for issuance, after taking into account shares reserved for issuance under the Company’s employee stock plans and/or retention stock awards, is ●.

The Board believes that it is advisable and in the best interests of the Company and its stockholders to increase the total number of authorized shares of common stock in order to provide the Company with greater flexibility in considering and planning for potential future corporate needs.

Text of the Proposed Amendment

The Company proposes to amend the existing language of section of the fourth Article of the Certificate as follows:

“FOURTH: The total number of shares of Capital Stock which the Corporation shall have authority to issue is 100,000,000, of which 90,000,000 shares of shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.”

The proposed amendment of the Certificate will not affect the number of shares of preferred stock authorized.

A copy of the Certificate, as amended by the proposed change to the fourth Article, is attached to this proxy statement as Annex A in the form of a blacklined, or comparison, copy of the existing Certificate to the Amended Certificate, with the proposed amendment to the fourth Article identified.

Rationale for the Amendment and Factors to Consider

The Board believes that the additional authorized shares of common stock will provide the Company with the necessary flexibility to utilize shares for various corporate purposes that may be identified in the future. These corporate purposes may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions and other business combinations), future stock splits and stock dividends, capital-raising or financing transactions, grants and awards under the equity incentive plans, and other types of general corporate purpose transactions. We believe that it is important for the Company to have the flexibility to issue shares beyond the amounts remaining in the 50 million of currently authorized shares of common stock without the delay or expense associated with convening a special stockholders’ meeting to secure stockholder approval at that time.  The Company currently does not have any plans, commitments, arrangements, understandings or agreements to issue any of the additional shares of common stock that would be authorized pursuant to the proposed amendment of the Certificate or any of the currently authorized and unissued shares of its common stock (except for shares of common stock reserved pursuant to previously granted awards pursuant to the 2009 Plan or for future issuances under the 2009 Plan and the 2016 equity incentive plan submitted for approval at this Annual Meeting).

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The authorization of the additional shares of common stock sought by this proposal would not have  any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders but, to the extent that the additional authorized shares of common stock are issued in the future or are used in connection with securities convertible into shares of common stock, they may decrease existing stockholders’ percentage of equity ownership and thus could be dilutive to existing stockholders. Depending on the price at which such shares are issued, they also may have a negative effect on the market price of our common stock. Any such future issuances also could have a dilutive effect on the Company’s earnings per share and book value per share.

In addition, although the Board has not proposed the increase in the total number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. For example, the additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management, thereby having the effect of making it more difficult to remove directors and management by diluting the stock ownership or voting rights of persons seeking to effect such a removal or to otherwise effect a takeover of the Company. As such, if the proposed amendment is approved, the additional shares of authorized common stock may render more difficult or discourage a non-consensual merger, a tender offer or proxy contest, the assumption of control by a holder of a large block of our common stock, or the replacement or removal of the Board (and thus management).

Applicable law requires that the Company disclose in connection with this proposal the provisions in its Certificate and By-laws that could have an anti-takeover effect. The following provisions of our Certificate or By-laws may have the anti-takeover effect of preventing, discouraging or delaying a change in the control of the Company: our By-laws provide that special meetings may be called by the Board or the Chief Executive Officer, or upon written request delivered to the Chief Executive Officer by stockholders holding at least a majority of all the shares entitled to vote at the meeting. No business other than that stated in the notice may be transacted at any special meeting; provided, however, that matters given by or at the direction of the Board may be presented.  In addition, the Company’s Chairman, in his or her sole discretion, may present, or accept for presentation, procedural matters. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Board or the Company’s stockholders, as noted above; and our Certificate provides for 10 million authorized shares of preferred stock, which may enable the Company to render more difficult or to discourage an attempt to obtain control of it by means of a non-consensual merger, a tender offer, proxy contest, or otherwise.  The Certificate grants the Board broad powers to establish the rights and preferences of authorized and unissued shares of preferred stock, which could be used to adversely affect the rights and powers, including voting rights, of stockholders and could also have the effect of delaying, deterring or preventing a change in control of the Company.

It is not the intended purpose of the proposed amendment to the Certificate, and the Board has no current intention or plan to employ the proposed increase in the Company’s authorized shares of common stock, to discourage or prevent any persons from attempting to take over the Company. Rather, the proposed amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the proposed amendment to the Certificate to provide greater flexibility to the Board in considering and planning for potential future corporate needs.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3. THE APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE BY (A) HOLDERS OF A MAJORITY OF OUR OUTSTANDING VOTING SHARES ENTITLED TO VOTE ON PROPOSAL 3, AND (B) HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK, VOTING AS A SEPARATE GROUP.  ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE THE EFFECT OF A VOTE “AGAINST” PROPOSAL 3.

PROPOSAL 4

APPROVAL OF THE
 2016 FUSION EQUITY INCENTIVE PLAN

General Information

On March 26, 2009, the Board adopted the 2009 Plan, which reserved 140,000 shares for issuance thereunder, and which was then amended with stockholder approval on February 15, 2013 to increase the number of shares reserved for issuance to 330,000, and then again on March 28, 2014 to further increase the number of shares reserved for issuance to 1,260,000. Since 2009, the Company has been granting stock options pursuant to the 2009 Plan.

On August 22, 2016, the Board adopted, subject to stockholder approval, the Fusion Telecommunications International, Inc. 2016 Equity Incentive Plan (the “2016 Plan”). The 2016 Plan expands the types of award available under the 2009 Plan and provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, stock grants, stock units, performance shares, performance share units and performance cash. The 2016 Plan also permits the grant of awards that are intended to qualify for the “performance-based compensation” exception to the $1.0 million limitation on the deduction of compensation imposed by Section 162(m) of the Tax Code.   If it is approved by stockholders, the 2016 Plan will supersede and replace the 2009 Plan, provided that the 2009 Plan will remain in effect until all awards granted under it have been exercised, forfeited, canceled, expired or otherwise terminated.

As of August 15, 2016, a total of 101,749 shares remained available for grant under the 2009 Plan. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, the Company is asking its stockholders to approve the 2016 Plan which reserves a number of shares of common stock equal to ten percent (10%) of our shares outstanding from time-to-time on a fully-diluted basis, plus shares from any award granted under the 2009 Plan that terminates, expires or lapses for any reason in the future. In addition, the 101,749 shares not granted under the 2009 Plan will be available for issuance under the 2016 Plan.  Based on estimated usage, the Company believes the additional shares requested will provide the Compensation Committee with sufficient shares for our equity compensation programs until our 2019 Annual Meeting. While reserving a pool of shares equal to ten percent (10%) of our fully-diluted shares outstanding from time-to-time, under the 2016 Plan will increase the potential dilution to our current stockholders, the Board believes that our equity compensation plan is well-managed and the flexibility to issue different types of awards such as restricted stock units may decrease the rate of dilution compared to issuances of stock options. In preparing the 2016 Plan, the Company has taken into consideration current best practices with respect to equity-based compensation plans.  In this regard, the 2016 Plan contains the following provisions, which we believe reflect best practices for equity-compensation plans: (i) prohibits the grant of stock options and SARs with discounted exercise prices, (ii) prohibits the recycling of awards tendered in payment of an option or withheld to satisfy tax obligations; (iii) contains a definition of change in control whereby potential acceleration of awards will only occur in the event of an actual change in control transaction; (iv) includes, as a general rule, double-trigger vesting following a change in control; and (v) imposes a $500,000 limit on the value of awards that may be granted to any one participant who is a non-employee director during any 12-month period.

The following is a summary of the material terms of the 2016 Plan that may be of importance to you. The summary is qualified by reference to the full text of the 2016 Plan, which is attached to this proxy statement as Annex B.

Summary of Plan Features

Purpose

The Board believes that the 2016 Plan will promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company stockholders. The Board also believes that the 2016 Plan will enhance the Company’s ability to attract and retain qualified persons to perform services for the Company, by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company’s economic objectives.

Administration

The 2016 Plan will be administered by the Compensation Committee. The Compensation Committee must be comprised of at least two independent members of the Board. Each Compensation Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, an “outside director” as defined in Section 162(m) of the Tax Code, and an “independent” director for purposes of the applicable Nasdaq Listing Rules. The Compensation Committee, by majority action, is authorized to interpret the 2016 Plan, to prescribe, amend, and rescind rules and regulations relating to the 2016 Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 2016 Plan, to the extent they are not inconsistent with the 2016 Plan.

Subject to the express provisions of the 2016 Plan, the Compensation Committee will have the authority to determine the participants who are entitled to receive awards under the 2016 Plan, the types of awards, the times when awards shall be granted, the number of awards, the purchase price, exercise price, or base value, if any, the period(s) during which such awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, and the form of each award agreement. Neither the award agreement nor the other terms and provisions of any award must be identical for each participant. The Compensation Committee also will have the authority to modify existing awards, subject to specified provisions of the 2016 Plan and the listing requirements of Nasdaq.  In the case of awards made to non-employee directors, the Board, and not the Compensation Committee, shall administer the 2016 Plan.

Stock Subject to 2016 Plan

The total number of shares of common stock reserved under the 2016 Plan will be an amount equal to ten percent (10%) of our shares outstanding from time-to-time on a fully-diluted basis, plus shares from any award granted under the 2009 Plan that terminates, expires or lapses in any way in the future. In addition, the 101,749 shares not granted under the 2009 Plan will be available for grant under the 2016 Plan. Subject to the express provisions of the 2016 Plan, if any award granted under the 2016 Plan terminates, expires, or lapses for any reason, or is paid in cash, any stock subject to or surrendered for after the date the 2016 Plan is approved by stockholders, such award will again be stock available for the grant of an award under the 2016 Plan. The exercise of a stock-settled stock appreciation right (“SAR”), or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance pursuant to the 2016 Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Also, shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for use under the 2016 Plan.

Individual Limitations on Awards

The maximum number of shares of common stock that may be granted to any one participant during any 12-month period with respect to one or more awards is $5,000,000. The maximum performance cash award payable during any 12-month performance period to any one participant is $1,000,000. The aggregate grant date fair market value of awards granted to any one participant who is a non-employee director during any 12-month period with respect to one or more awards is $500,000. The maximum number of shares of common stock subject to incentive stock options under the 2016 Plan is the limit set forth in Section 5.1 of the 2016 Plan.

As of August ●, 2016, the closing price of the Company’s stock on Nasdaq was $● per share.

Eligibility

All employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Compensation Committee, are eligible to participate in the 2016 Plan.

Awards Available Under the 2016 Plan

The following types of awards may be granted pursuant to the 2016 Plan: incentive stock options, nonqualified stock options, SARs, restricted stock, restricted stock units, performance shares, performance share units, performance cash, stock grants and stock units.

Stock Options. The Compensation Committee may grant incentive stock options and non-qualified stock options under the 2016 Plan. Incentive stock options may be granted only to participants who are employees. The exercise price of all options granted under the 2016 Plan must be at least 100% of the fair market value of the Company’s common stock on the date granted and no option may be exercised more than ten (10) years from the date of grant. The Compensation Committee will determine how the exercise price of an option may be paid and the form of payment, including, without limitation, cash, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Compensation Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a stockholder with respect to options until the record date of the stock purchase.

Stock Appreciation Rights. The Compensation Committee also may grant SARs under the 2016 Plan. SARs give the participant the right to receive the appreciation in value of one share of common stock of the Company. Appreciation is calculated as the excess of (i) the fair market value of a share of our common stock on the date of exercise over (ii) the base value fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date. Payment for SARs shall be made in cash, stock, or a combination thereof. SARs are exercisable at the time and subject to the restrictions and conditions as the Compensation Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Restricted Stock. The Compensation Committee may grant restricted stock under the 2016 Plan. A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Compensation Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Compensation Committee, which typically involve the achievement of specified performance targets and/or continued employment of the participant until a specified date. As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock.

Restricted Stock Units. The Compensation Committee also may grant restricted stock unit awards under the 2016 Plan. A restricted stock unit award gives the participant the right to receive common stock, or a cash payment equal to the fair market value of common stock (determined as of a specified date), in the future, subject to restrictions and a risk of forfeiture. The restrictions typically involve the achievement of specified performance targets and/or the continued employment or service of the participant until a specified date. Participants holding restricted stock units have no rights as a stockholder with respect to the shares of stock subject to their restricted stock unit award prior to the issuance of such shares pursuant to the award.

Stock Grant Awards. The Compensation Committee may grant stock grant awards upon such terms and conditions, and at any time, and from time to time, as the Compensation Committee shall determine. A stock grant award gives the participant the right to receive (or purchase at such price as determined by the Compensation Committee) shares of stock, free of any vesting restrictions. The purchase price, if any, for a stock grant award shall be payable in cash or in any other form of consideration acceptable to the Compensation Committee. A stock grant award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

Stock Unit Awards. The Compensation Committee may grant stock unit awards upon such terms and conditions, and at any time, and from time to time, as the Compensation Committee shall determine. A stock unit award gives the participant the right to receive shares of stock, or a cash payment equal to the fair market value of a designated number of shares, in the future, free of any vesting restrictions. A stock unit award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

Performance Shares. The Compensation Committee also may grant performance share awards under the 2016 Plan. A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee. Each performance share will have a value determined by the Compensation Committee at the time of grant.

Performance Share Units. The Compensation Committee also may grant performance share unit awards under the 2016 Plan. A performance share unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee. Each performance share unit will have a value determined by the Compensation Committee at the time of grant.

Performance Cash. The Compensation Committee may grant performance cash awards upon such terms and conditions, and at any time, and from time to time, as the Committee shall determine. A performance cash award gives the participant the right to receive an amount of cash depending on the satisfaction of one or more performance goals for a particular performance period. The achievement of the performance goals for a particular performance period will determine the ultimate value of the performance cash award.

Performance-Based Awards. When the Compensation Committee grants options, restricted stock, restricted stock units, stock grants, stock units, performance shares, performance share units or performance cash, it may designate the award as a performance-based award.  Options and SARs granted pursuant to the 2016 Plan should, by their terms, qualify as performance-based awards. Performance-based awards are intended to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Tax Code.

Section 162(m) of the Tax Code only applies to “covered employees” as that term is defined in Section 162(m) of the Tax Code. Therefore, only covered employees are eligible to receive awards that are designated as performance-based awards. The Compensation Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception. If the Committee designates a particular award as a performance-based award, the Compensation Committee will attempt to design and administer the award in a manner that will allow the award to qualify for the “performance-based compensation” exception under Section 162(m) of the Tax Code. Nevertheless, the requirements of this exception are complex and in some respects vague and difficult to apply. Consequently, we cannot guarantee that compensation that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Tax Code will in fact so qualify. The Compensation Committee may, in its discretion, grant awards under the 2016 Plan to covered employees that do not qualify for the exception.

The payment of options, restricted stock, restricted stock units, stock grants, stock units, performance shares, performance share units or performance cash that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period. Performance goals are based on any one or more pre-established performance criteria. The pre-established performance criteria are limited to the following: net operating income before taxes and extraordinary charges against income; earnings before interest, and taxes; earnings before interest, taxes, depreciation, and amortization; pre- or after-tax net earnings; sales growth; production levels; unit costs; operating earnings; operating cash flow; return on net assets; return on stockholders’ equity; return on assets; return on capital; stock price growth; stockholder returns; gross or net profit margin; earnings per share; price per share of stock; market share; revenue; income; safety objectives; environmental objectives; and completion of major projects. Any of the performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Performance goals may be expressed in terms of overall Company performance, the performance of a business unit, division, affiliate, or the performance of an individual. Financial performance criteria may, but need not, be calculated in accordance with generally accepted accounting principles (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The Compensation Committee shall, within the time prescribed by Section 162(m) of the Tax Code, define in an objective fashion the manner of calculating the performance criteria it selects to use for a particular performance period for a particular participant.

With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Compensation Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants. The Compensation Committee has the discretion to decrease, but not increase, the amount of compensation payable pursuant to any performance-based award. The Compensation Committee must certify in writing prior to the payment of any performance-based award that the performance goals and any other material terms and conditions precedent to such payment have been satisfied.

The performance criteria and other related aspects of the 2016 Plan will be subject to stockholder approval again in 2021 if (as is currently the case) stockholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the 2016 Plan.

The maximum performance-based award (other than a performance cash award) payable to any one participant for any 12-month period is ● shares of stock (or the equivalent cash value). The maximum performance cash award (or performance share unit payable in cash) payable to any one participant for any 12-month performance period is $1,000,000. If the performance period is less than or exceeds 12 months, the dollar and share limits expressed in this paragraph shall be reduced or increased proportionally.

Restrictions

The Compensation Committee may impose such restrictions on any awards under the 2016 Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control

In the event of a participant’s termination of employment without “cause” or “good reason” (as those terms are defined in the 2016 Plan), within 12 months following a change in control, all awards that are outstanding and unvested shall become fully vested and exercisable and all restrictions on such outstanding awards shall lapse as of the date of termination.

Repricing

Without further stockholder approval, the Committee may (i) amend an outstanding option or SAR to reduce the exercise price, (ii) cancel, exchange or surrender an outstanding option or SAR in exchange for cash or other awards for the purpose of repricing the option or SAR, (iii) cancel, exchange or surrender an outstanding option or SAR  in exchange for an option or SAR or other award with an exercise or base price that is less than the exercise price of the original option or SAR, or (iv) take any other action that is treated as a repricing under GAAP.

Non-transferability

Unless otherwise determined by the Compensation Committee, no award granted under the 2016 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Tax Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the 2016 Plan), or, if applicable, until the termination of any restricted or performance period as determined by the Compensation Committee.

Adjustment Provisions

If there is a change in the outstanding shares of common stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the 2016 Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, shall be adjusted by the Compensation Committee. Moreover, in the event of such transaction or event, the Compensation Committee, in its discretion may provide in substitution for any or all outstanding awards under the 2016 Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Tax Code. Further, any adjustments made shall be made consistent with the requirements of Section 409A of the Tax Code.

Claw back

Every award granted under the 2016 Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future claw back policy that may be adopted by the Company from time to time, including, without limitation, any claw back policy adopted to comply with final rules issued by the SEC and any final listing standards to be adopted by Nasdaq pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Amendment, Modification and Termination of 2016 Plan

Subject to the Board’s right to terminate, amend or modify the 2016 Plan at any time, the 2016 Plan will remain in effect until all awards issued under the 2016 Plan expire, terminate, are exercised or are paid in full in accordance with the 2016 Plan provisions and any award agreement. However, no award may be granted under the 2016 Plan after the tenth anniversary of the date the 2016 Plan is approved by the Company’s stockholders.

The Board has discretion to terminate, amend or modify the 2016 Plan. Any such action of the Board is subject to the approval of the stockholders to the extent required by the 2016 Plan, law, regulation or the rules of any exchange on which our common stock is listed.  Except as otherwise provided in the 2016 Plan, neither the Board, the Chief Executive Officer, nor the Compensation Committee may do any of the following without stockholder approval: increase the number of shares available under the 2016 Plan; grant options or SARs with an exercise price or base value that is below fair market value of a share of common stock on the grant date; extend the exercise period or term of any option or SAR beyond ten (10) years from the grant date; expand the types of awards available for grant under the 2016 Plan; or expand the class of individuals eligible to participate in the 2016 Plan.

Tax Withholding

The Company shall have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2016 Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Federal Income Tax Information

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2016 Plan based on federal income tax laws in effect on August 15, 2016. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant except in the case of a participant who receives a restricted stock grant and makes the timely election permitted by Section 83(b) of the Tax Code.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock units, stock grants, stock units, performance shares, performance share units or performance cash, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Tax Code and the tax consequences described for nonqualified stock options will apply.

If certain awards fail to comply with Section 409A of the Tax Code, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Compensation Committee. The Company intends (but cannot and does not guarantee) that awards granted under the 2016 Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2016 Plan in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Affiliates

To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Tax Code and is not subject to the $1.0 million deduction limit for certain executive compensation under Section 162(m) of the Tax Code.

New Plan Benefits Table

Awards to employees, officers, directors and consultants under the 2016 Plan are made at the discretion of the Compensation Committee. Therefore, the future benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time. However, the following table provides information with respect to awards granted under the 2009 Plan during the fiscal year ending December 31, 2015 to the Company’s Named Executive Officers (individually), officers, including Named Executive Officers (as a group), all current non-employee directors (individually and as a group), and all employees, including officers who are not Named Executive Officers (as a group).

Name and Position or Group	Stock options

Named Executive Officers:
Matthew D. Rosen	100,000
Gordon Hutchins, Jr.	35,000
Russell P. Markman	25,000

Current Executive Officers as a Group (7 persons)	245,000

All Non-Employee Directors as a Group (7 persons)	21,000

All Employees (including all current officers that are not executive officers) as a Group 291 persons)	348,730

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4. THE APPROVAL OF PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE BY HOLDERS OF A MAJORITY OF THE VOTING SHARES CAST AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON PROPOSAL 4.  ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL 4.

PROPOSAL 5
TO RATIFY THE ACQUISITION OF MORE THAN 20% OF VOTING SHARES BY UNTERBERG

Background

In December 2013 and January 2014, we sold, on a private placement basis, a total of 22,838 shares of our Series B-2 preferred stock.  Each share of Series B-2 preferred has a liquidation preference of $1,000, ranks senior to all of our other equity securities, has the right to 200 votes on each matter submitted for consideration by holders of our common stock, and are convertible into shares of common stock at the rate of 200 shares per each share of Series B-2 preferred.  Under the terms of the Certificate of Designations of the Preferences, Rights and Limitations of the Series B-2 preferred stock, no holder of Series B-2 preferred stock is permitted to vote more than 4.99% of the common shares outstanding or voting power unless they provide the Company with sixty (60) days’ written notice of their intent to do so.   In connection with the sale of the Series B-2 preferred stock, we also issued a total of 1,461,632 warrants to purchase common shares, at a price of $6.25 per common share.  These warrants were immediately exercisable by the holder thereof.

Of the shares of Series B-2 preferred stock sold, Unterberg Koller, together with its then affiliate Diker, purchased 6,000 shares of Series B-2 preferred stock and acquired 384,000 warrants.   As a result of this transaction, Unterberg obtained the right to acquire approximately twenty-one percent (21%) of our common stock.   On May 13, 2014, we completed a 1:50 reverse split and on June 9, 2014 our common shares were up-listed for trading on Nasdaq.

In December 2015, we sold, through a registered shelf offering, a total of 2,731,651 shares of our common stock, at a purchase price of $2.18 per share (the closing bid price of our common stock on the last business day prior to the sale).   In this offering, Unterberg acquired 1,834,862 additional shares of common stock.   No warrants were issued as part of this transaction.  In connection with the December 2015 transaction, Unterberg also provided us with written notice that it was waiving the 4.99% voting limitation provision (effective as of sixty one (61) days from the date of the notice) contained in the Series B-2 preferred and was irrevocably converting all of its Series B-2 preferred stock into shares of common stock effective on such 61st day.

In January 2016, Diker and various other Diker funds disaffiliated with Unterberg.    On February 11, 2016 and March 23, 2016, respectively, each of Unterberg and Diker converted all of their shares of Series B-2 preferred stock into shares of common stock.   Following this conversion and giving effect to the disaffiliation that occurred in January 2016, Unterberg owned and/or had the right to acquire 4,029,499 shares of our common stock, or 27.24% of our total voting power.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Markets and, as a result, we are subject to Nasdaq’s Listing Rules.   Nasdaq Listing Rule 5635(b) requires that companies obtain stockholder approval prior to certain issuances with respect to their common stock or securities convertible into their common stock, which result in or could result in a deemed “change of control” of the issuer.   This rule is referred to as the “Nasdaq Change of Control Rule.”   Generally, Nasdaq interpretations provide that a “change of control” may be deemed to occur if, after a transaction, a single investor or an affiliated investor group acquires, has the right to acquire, as little as 20% of a listed company’s common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer, and such ownership would be the largest ownership position of the issuer.

On May 9, 2016, we received a determination letter from Nasdaq informing us that we were in violation of Rule 5635(b) as according to Nasdaq, the sale of the additional 1,834,862 additional shares of common stock to Unterberg in December 2015, together with Unterberg’s election to lift the 4.99% voting restriction and to convert its shares of Series B-2 preferred stock, resulted in Unterberg having the right to acquire and vote more the 20% of our voting securities and resulted in Unterberg becoming our single largest stockholder.    In that determination letter, Nasdaq advised us that we had forty-five (45) calendar days to submit a plan to regain compliance with Rule 5635(b), and that if such a plan were timely submitted by us, the Nasdaq staff may grant us up to 180 calendar days from May 9, 2016 to regain compliance.  On August 1, 2016, we were advised that our plan of compliance was approved.   That plan included the execution of a standstill agreement by Unterberg and an undertaking by us to seek the stockholder approval contemplated by this Proposal.

If this Proposal is not approved by our stockholders at the Annual Meeting, then, under the terms of the standstill agreement with Unterberg, we will be obligated to exchange the shares of common stock owned by Unterberg that are in excess of 19.9% of our voting power into shares of a new, yet to be created, class of preferred stock that have restricted voting rights.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 5. THE APPROVAL OF PROPOSAL 5 REQUIRES THE AFFIRMATIVE VOTE BY HOLDERS OF A MAJORITY OF VOTING SHARES CAST AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL.   ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL 5.

PROPOSAL 6
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay proposal”).

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to compensation for the fiscal year ended December 31, 2015. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The Board believes this link between compensation and the achievement of our near and long-term business goals has helped drive our performance over time.  At the same time, we believe our program does not encourage excessive risk-taking by management.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our shareholders.

We value the feedback provided by our stockholders. We have discussions with many of our stockholders on an ongoing basis regarding various corporate governance topics, including executive compensation, and take into account the views of stockholders regarding the design and effectiveness of our executive compensation program.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the information under “Executive Compensation,” the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this Proposal is not binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board (or any Committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any Committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any Committee thereof).  However, our Board values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

It is expected that the next say-on-pay vote will occur at the 2019 annual meeting of stockholders.

Board Recommendation and Vote Required for Approval

ON THIS ADVISORY MATTER, THE AFFIRMATIVE VOTE BY HOLDERS OF A MAJORITY OF VOTING SHARES CAST AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL, IS REQUIRED TO APPROVE PROPOSAL 6.  THE BOARD OF DIRECTORS BELIEVES THAT VOTING “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND THE BEST INTERESTS OF OUR STOCKHOLDERS, AND THEREFORE, RECOMMENDS A VOTE FOR THIS PROPOSAL.   ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL 6.

PROPOSAL 7
CONDUCT OTHER BUSINESS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting.  If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the person named as proxy or his/her substitute to vote on such matters as he/she determines appropriate.

DISSENTERS' RIGHTS

Under Delaware law there are no dissenters' rights available to stockholders in connection with any matter to be voted upon at the Annual Meeting.

ANNEX A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

It is hereby certified that:

1.           The name of the corporation (hereinafter called the “Corporation”) is FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

2.           The Certificate of Amendment to the Certificate of Incorporation of the Corporation, recorded by the State of Delaware, Secretary of Corporations on September 17, 1997, as thereafter amended, is hereby amended by striking out the first paragraph of Article “FOURTH” thereof and by substituting in lieu of said first paragraph, the following new first paragraph of "FOURTH" Article:

“FOURTH: The total number of shares of Capital Stock which the Corporation shall have authority to issue is [50,000,000] 100,000,000 shares, of which [40,000,000] 90,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.”

3.           This Amendment to the Certificate of Incorporation of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.           The effective time of this Amendment to the Certificate of Incorporation shall be the date of filing.

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Incorporation of Fusion Telecommunications International, Inc., as of October 28, 2016.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: ____________________________
Name:  Philip D. Turits, as Secretary

ANNEX B

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC

2016 EQUITY INCENTIVE PLAN

EFFECTIVE DATE: ●, 2016
APPROVED BY STOCKHOLDERS: ●, 2016
TERMINATION DATE: ●, 2026

ARTICLE 1
Establishment, Purpose, Effective Date, Expiration Date

1.1           Establishment.  Fusion Telecommunications International, Inc., a Delaware corporation (the “Company”), hereby establishes the Fusion Telecommunications International, Inc. 2016 Equity Incentive Plan (the “Plan”). The Plan will supersede and replace the Fusion Telecommunications International, Inc. 2009 Stock Option Plan, effective as of December 2009 (the “2009 Plan”). No awards will be made pursuant to the 2009 Plan on or after the Effective Date; provided, however, that the 2009 Plan shall remain in effect until all awards granted under the 2009 Plan have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such grants.

1.2           Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by enhancing the Company’s ability to attract and retain qualified persons to perform services for the Company, by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company’s economic objectives. To further these objectives, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, Performance Shares, Performance Share Units, and Performance Cash. The Plan also permits the grant of Awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code. At the same time, the Plan permits the Committee, in the exercise of its discretion, to grant Awards to Covered Employees that do not qualify for the “performance-based compensation” exception.

1.3           Effective Date. The Plan will become effective on the date it is approved by the stockholders at the Company’s 2016 Annual Meeting (the “Effective Date”).

1.4           Expiration Date. The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10th) anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 2
Glossary; Construction

2.1           Glossary. When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in Article 1 or in the attached Glossary, which is incorporated into and is part of the Plan. All of these key terms are listed in the Glossary. Whenever these key terms are used, they will be given the defined meaning unless a clearly different meaning is required by the context.

2.2           Construction. The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect.

ARTICLE 3
Eligibility and Participation

3.1           General Eligibility. Persons eligible to participate in this Plan include all employees, officers, Non-Employee Directors of, and Consultants to, the Company or any Affiliate. Awards may also be granted to prospective employees or Non-Employee Directors but no portion of any such Award will vest, become exercisable, be issued, or become effective prior to the date on which such individual begins to provide services to the Company or its Affiliates.

3.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.

ARTICLE 4
Administration

4.1           General. The Plan shall be administered by the Committee or, with respect to individuals who are Non-Employee Directors, the Board. All references in the Plan to the “Committee” shall refer to the Committee or Board, as applicable. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations as it may deem necessary or advisable to administer the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2           Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have the authority to: (a) designate the Participants who are entitled to receive Awards under the Plan; (b) determine the types of Awards and the times when Awards will be granted; (c) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (d) determine the terms and conditions of any Award, including, but not limited to, the purchase price or exercise price or base value, the grant price, the period(s) during which such Awards shall be exercisable (whether in whole or in part); (e) any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except in the case of a Change in Control, the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions on any Performance-Based Award; (f) determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price or purchase price of an Award may be paid in cash, Stock, or other Awards, or other property, or whether an Award may be canceled, forfeited, exchanged or surrendered; (g) prescribe the form of each Award Agreement, which need not be the same for each Participant; (h) decide all other matters that must be determined in connection with an Award; (i) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement; and (j) make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan. The Committee shall also have the authority to modify existing Awards to the extent that such modification is within the power and authority of the Committee as set forth in the Plan.

4.3           Decisions Final. The Committee shall have the authority to interpret the Plan and subject to the provisions of the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE 5
Shares Available for Grant

5.1           Number of Shares.  Subject to adjustment as provided in Section 5.4, the aggregate number of shares of Stock reserved and available for grant pursuant to the Plan shall be an amount equal to ten percent (10%) of our shares of common stock outstanding from time-to-time on a fully-diluted basis, plus shares from any award granted under the 2009 Plan that terminates, expires or lapses for any reason in the future. In addition, the 101,749 shares not granted under the 2009 Plan will be available for grant under this Plan. The shares of Stock delivered pursuant to any Award may consist, in whole or in part, of authorized by unissued Stock, treasury Stock not reserved for any other purposes, or Stock purchased on the open market.

5.2           Share Counting. The following rules shall apply solely for purposes of determining the number of shares of Stock available for grant under the Plan at any given time:

(a)           In the event any Award granted under the Plan, or any award outstanding under the 2009 Plan after the Effective Date is terminated, expired, forfeited, or canceled for any reason, the number of shares of Stock subject to such Award will again be available for grant under the Plan (i.e., any prior charge against the limit set forth in Section 5.1 shall be reversed).

(b)           If shares of Stock are not delivered in connection with an Award because the Award may only be settled in cash rather than in Stock, no shares of Stock shall be counted against the limit set forth in Section 5.1. If any Award may be settled in cash or Stock, the rules set forth in Section 5.2(a) shall apply until the Award is settled, at which time the underlying shares of Stock will be added back to the shares available for grant pursuant to Section 5.1 but only if the Award is settled in cash.

(c)           The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares available for grant under Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

(d)           Shares of Stock tendered to pay the exercise price of an Option or tendered, withheld or otherwise relinquished by a Participant to satisfy a tax withholding obligation arising in connection with an Award will not again become Stock available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of shares available for grant under Section 5.1.

(e)           If the provisions of this Section 5.2 are inconsistent with the requirements of any regulations issued pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 5.2, but only as this Section 5.2 relates to Incentive Stock Options.

(f)           The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for determining the number of shares of Stock that are available for grant under Section 5.1.

5.3           Award Limits. Notwithstanding any other provision in the Plan, and subject to adjustment as provided in Section 5.4:

(a)           The maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be the same numeric limit set forth in Section 5.1.

(b)           The maximum number of shares of Stock that may be granted to any one Participant during any 12-month period with respect to one or more Awards shall be ●.

(c)           The maximum Performance Cash Award payable for any 12-month Performance Period to any one Participant is $1,000,000. If the Performance Period exceeds 12 months, the dollar limit expressed in the preceding sentence shall be reduced or increased proportionately.

(d)           The aggregate Grant Date Fair Market Value of Awards granted to any one Participant who is a Non-Employee Director during any one 12-month period with respect to one or more Awards shall be $500,000.

5.4           Adjustments in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the Committee shall make a proportionate adjustment in: (a) the number and class of shares of Stock made available for grant pursuant to Section 5.1; (b) the number of shares of Stock set forth in Section 5.3, 11.9, and any other similar numeric limit expressed in the Plan; (c) the number and class of and/or price of shares of Stock subject to then outstanding Awards; (d) subject to the limitations imposed on Performance-Based Awards, the performance targets or other goals applicable to any outstanding Awards; or (e) any other terms of an Award that are affected by the event. Moreover, in the event of such transaction or event, the Committee, in its discretion may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any action taken pursuant to this Section 5.4 shall be taken in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, in accordance with the requirements of Section 424(a) of the Code.

5.5           Replacement Awards. In the event of any corporate transaction in which the Company or an Affiliate acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, stock appreciation rights, restricted stock, or any other form of equity based compensation are then outstanding (the “Acquired Plan”), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. Options or SARs issued pursuant to this Section 5.5 shall not be subject to the requirement that the exercise price of such Award not be less than the Fair Market Value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an Acquired Plan under this Section 5.5 shall not be counted against the number of shares of Stock available for grant under Section 5.1. Any shares of Stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described in Section 5.4, be available for use in making Awards under this Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with Nasdaq Rules (or rules of any other exchange upon which the Stock is then traded), as such Rules may be amended or replaced from time to time.

5.6           Fractional Shares. No fractional shares of Stock shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in the Award Agreement, or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional shares. In the event of adjustment as provided in Section 5.4 or the issuance of replacement awards as provided in Section 5.5, the total number of shares of Stock subject to any affected Award shall always be a whole number by rounding any fractional share to the nearest whole share.

ARTICLE 6
Stock Options

6.1           Options. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Options to one or more Participants upon such terms and conditions and in such amounts, as shall be determined by the Committee. Options are also subject to the following additional terms and conditions:

(a)           Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b)           Exercise of Option.  Options shall be exercisable at such times and in such manner, and shall be subject to such restrictions or conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

(c)           Term of Option. Each Option shall expire at such time as determined by the Committee; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary the Grant Date.

(d)           Payment.  The exercise price for any Option shall be paid in cash or shares of Stock held for longer than six (6) months (through actual tender or by attestation). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. The Committee, in consideration of applicable accounting standards and applicable law, may waive the six (6) month share holding period described in the first sentence of this paragraph (d) in the event payment of an Option is made through the tendering of shares.

(e)           Repricing of Options.  Notwithstanding any other provision in the Plan to the contrary, the Committee may, without further stockholder approval (i) amend an outstanding Option to reduce the exercise price, (ii) cancel, exchange or surrender an outstanding Option in exchange for cash or other awards for the purpose of repricing the Option, (iii) cancel, exchange or surrender an outstanding Option in exchange for an Option or other award with an exercise or base price that is less than the exercise price of the original Option, or (iv) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

(f)           Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an Option to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

6.2           Incentive Stock Options. Incentive Stock Options shall be granted only to Participants who are employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a)           Exercise Price. Subject to Section 6.2(e), the exercise price per share of Stock pursuant to any Incentive Stock Option shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value of one share of Stock as of the Grant Date.

(b)           Term of Incentive Stock Option.  In no event may any Incentive Stock Option be exercisable for more than ten (10) years from the Grant Date.

(c)           Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(1)           The Incentive Stock Option shall lapse ten (10) years from the Grant Date, unless an earlier time is set in the Award Agreement;

(2)           The Incentive Stock Option shall lapse upon a Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(3)           If the Participant incurs a Termination of Employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of: (a) the scheduled termination date of the Option; or (b) twelve months after the date of the Participant’s Termination of Employment on account of death or Disability. Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(d)           Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e)           Ten Percent Owners.  An Incentive Stock Option may be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Grant Date and the Option is exercisable for no more than five (5) years from the Grant Date.

(f)           Right to Exercise. Except as provided in Section 6.2(c)(iii), an Incentive Stock Option may be exercised only by the Participant during the Participant’s lifetime.

(g)           Limitation on Number of Shares Subject to Awards.  In accordance with Section 5.3(a), but subject to adjustment as provided in Section 5.4, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be the same numeric limit set forth in Section 5.1.

ARTICLE 7
Stock Appreciation Rights

7.1           Stock Appreciation Rights.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to one or more Participants upon such terms and conditions and in such amounts, as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of such SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised. When SARs are granted in connection an Incentive Stock Option, the SARs shall have such terms and conditions as shall be required by Section 422 of the Code. Alternatively, SARs may be granted independently of Options. SARs are also subject to the following additional terms and conditions:

(a)           Base Value.  No SAR shall be granted at a base value that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b)           Exercise of SARs.  SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall, in each instance approve, which need not be the same for all Participants.

(c)           Term of SARs. Each SAR shall expire at such time as determined by the Committee; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary the Grant Date.

(d)           Payment of SAR Amount. Upon the exercise of a SAR, the Participant shall be entitled to receive the payment of an amount determined by multiplying: (i) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise, over the base value fixed by the Committee on the Grant Date; by (ii) the number of shares with respect to which the SAR is exercised. Payment for SARs shall be made in manner and at the time specified by the Committee in the Award Agreement. At the discretion of the Committee, the Award Agreement may provide for payment of SARs in cash, shares of Stock of equivalent value, or in a combination thereof.

(e)           Repricing of SARs.   Notwithstanding any other provision in the Plan to the contrary, the Committee may, without further stockholder approval (i) amend an outstanding SAR to reduce the exercise price, (ii) cancel, exchange or surrender an outstanding SAR in exchange for cash or other awards for the purpose of repricing the SAR, (iii) cancel, exchange or surrender an outstanding SAR  in exchange for a SAR or other award with an exercise or base price that is less than the exercise price of the original SAR, or (iv) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

(f)           Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of a SAR to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

ARTICLE 8
Restricted Stock and Restricted Stock Units

8.1           Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Restricted Stock Awards are also subject to the following additional terms and conditions:

(a)           Issuance and Restrictions. Restricted Stock shall be subject to such conditions and/or restrictions as the Committee may impose (including, without limitation, limitations on transferability, the right to receive dividends, or the right to vote the Restricted Stock), which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as determined by the Committee. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the period of restriction.

(b)           Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a Consultant or Non-Employee Director) during the applicable period of restriction, Restricted Stock that is at that time subject to restrictions shall be forfeited.

(c)           Evidence of Ownership for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine, which may include an appropriate book entry credit on the books of the Company or a duly authorized transfer agent of the Company. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

8.2           Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Restricted Stock Unit Awards are also subject to the following additional terms and conditions:

(a)           Issuance and Restrictions.  Restricted Stock Unit Awards grant a Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, subject to such conditions and/or restrictions as the Committee may impose, which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee.

(b)           Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a Consultant or Non-Employee Director) during the applicable period of restriction, Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

(c)           Form and Timing of Payment.  Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

ARTICLE 9
Stock Grant and Stock Units

9.1           Stock Grants.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Subject to Section 5.3(e), a Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

9.2           Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Unit Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Subject to Section 5.3(e), a Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 10
Performance Shares, Performance Share Units,
and Performance Cash

10.1           Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Performance Share grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. Unless otherwise provided in the Award Agreement, payment for vested Performance Shares shall be made in Stock.

10.2           Performance Share Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Share Units to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Performance Share Unit grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. At the discretion of the Committee, the Award Agreement may provide for payment for vested Performance Share Units in cash, shares of Stock of equivalent cash value, or in a combination thereof.

10.3           Performance Cash. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Cash to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Performance Cash Award grants the Participant the right to receive an amount of cash depending on the satisfaction of any one or more Performance Goals.  Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.

10.4           Performance Goals. The Performance Goal or Goals applicable to any Performance Share, Performance Share Unit or Performance Cash Award shall be based on the Performance Criteria selected by the Committee and designated in the Award Agreement. The Performance Criteria applicable to any Performance Share, Performance Share Unit or Performance Cash Award granted to a Covered Employee that is designated as, or deemed to be, a Performance-Based Award pursuant to Section 11 shall be limited to the Performance Criteria specifically listed in the Glossary. The Performance Criteria applicable to any other Performance Share, Performance Share Unit or Performance Cash Award shall include the Performance Criteria specifically listed in the Glossary and such other criteria or factors as may be determined by the Committee and specified in the Award Agreement. Except as otherwise provided in Section 11 with respect to Performance-Based Awards to Covered Employees, the Committee shall retain the power to adjust the Performance Goals, the level of attainment of the Performance Goals or otherwise increase or decrease the amount payable with respect to any Award made pursuant to this Section 10.

ARTICLE 11
Performance-Based Awards

11.1           Purpose.  Section 162(m) of the Code limits the amount of the Company’s deductions for compensation payable to Covered Employees to $1,000,000 per year. “Performance-based compensation” that meets the requirements set forth in Section 162(m) of the Code is not subject to this limitation. The purpose of this Section 11 is to enable the Committee to qualify some or all of the Awards granted pursuant to Sections 8 and 10 as “performance-based compensation” pursuant to Section 162(m) of the Code. If the Committee decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will provide in the Award Agreement or otherwise that the Award is intended to be a Performance-Based Award.

11.2           Applicability. This Section 11 shall apply only to Performance-Based Awards. If this Section 11 applies, its provisions control over any contrary provision contained in any other section of this Plan or any Award Agreement. The provisions of this Section 11 and any Award Agreement for a Performance-Based Award shall be interpreted in a manner consistent with the requirements of Section 162(m) of the Code. If any provision of this Plan or any Award Agreement for a Performance-Based Award does not comply with or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

11.3           Committee Discretion with Respect to Performance-Based Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company or an Affiliate or any division or business unit thereof or the Participant or any group of Participants. Depending on the Performance Criteria used to establish the Performance Goals, the Performance Goals may be stated in terms of absolute levels or relative to another company or to an index or indices.

11.4           Establishment of Performance Goals. A Performance-Based Award shall provide for payment only upon the attainment of one or more pre-established, objective Performance Goals. The Performance Goals, and the process by which they are established, shall satisfy all of the requirements of Section 162(m) of the Code. By way of illustration, but not limitation, the following requirements must be satisfied:

(a)           The Performance Goals shall be based solely on the Performance Criteria specifically identified in the Glossary;

(b)           The Performance Goals shall be considered to be pre-established only if the Performance Goals are established by the Committee in writing not later than 90 days after the commencement of the Performance Period for such Award provided that: (i) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (ii) in no event may the Committee establish the Performance Goals for any Performance-Based Award after 25% of the Performance Period for such Award has elapsed;

(c)           A Performance Goal will be considered to be objective only if a third party having knowledge of the relevant facts could determine whether the Performance Goal has been met;

(d)           The Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Covered Employee if the Goal is attained. For this purpose, the formula will be considered to be objective only if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Employee; and

(e)           The objective formula or standard must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

11.5           Performance Evaluation; Adjustment of Goals. At the time a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period, as the Committee deems appropriate: (a) judgments entered or settlements reached in litigation or regulator proceedings; (b) the write down or sale of assets; (c) the impact of any reorganization or restructuring; (d) the impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results; (e) items that are unusual in nature or infrequently occurring as described in Accounting Standards Update 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders or Annual Report on Form 10-K, as the case may be, for the applicable year; (f) the impact of any mergers, acquisitions, spin-offs or other divestitures; and (g) foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code. The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants: (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

11.6           Adjustment of Performance-Based Awards. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award. The Committee shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

11.7           Continued Employment Required. Unless otherwise provided in the relevant Award Agreement or in the case of a Change in Control, a Participant must be an employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.

11.8           Certification By Committee. Notwithstanding any provisions to the contrary, the payment of a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied. Committee certification is not required for compensation that is attributable solely to the increase in the value of the Company’s Stock.

11.9           Maximum Award Payable. In accordance with Section 5.3, but subject to adjustment as provided in Section 5.4, the maximum Performance-Based Award (other than a Performance Cash Award of Performance Share Unit Award payable in cash) payable to any one participant for any 12-month Performance Period is ● shares of Stock or the equivalent cash value. The maximum Performance Cash Award (or Performance Share Unit Award payable in cash) payable to any one Participant for any 12-month Performance Period is $1,000,000. If the Performance Period exceeds 12 months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be. For example, if the Performance Period is three (3) years, the limit shall be increased by multiplying it by three.

11.10           Miscellaneous. The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

ARTICLE 12
Change in Control

12.1           Double Trigger Vesting. Notwithstanding any other provision in the Plan to the contrary, and except as otherwise provided in the applicable Change in Control transaction documents, in the event that an employee Participant incurs a Termination of Employment without Cause or for Good Reason within 12 months following a Change in Control, any Awards that are still outstanding following such Change in Control shall become fully vested and exercisable and all restrictions on such Awards shall lapse as of the date of the Participant’s Termination of Employment without Cause or Termination of Employment for Good Reason. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code or any successor provision, the excess Options shall be deemed to be Non-Qualified Stock Options.

12.2           Participant Consent Not Required. Nothing in this Section 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change in Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Section 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board or Committee in connection with a Change in Control transaction.

ARTICLE 13
Other Provisions Applicable to Awards

13.1           Award Agreements.  All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee deems appropriate.

13.2           Termination of Employment or Service. Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following a Termination of Employment or (Termination of Service in the context of a Consultant or Non-Employee Director). Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including, but not limited to, death, Disability, a termination for Cause or reasons relating to the breach or threatened breach of restrictive covenants.

13.3           Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.4    Limits on Transfer.

(a)           General. Except as provided in Section 6.1(f), Section 7.1(f), Section 13.4(b) or Section 13.5, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee.

(b)           Transfer to Family Members. The Committee shall have the authority to adopt a written policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

13.5           Beneficiaries. Notwithstanding Section 13.4(a), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and in accordance with Section 6.2(c)(iii), upon the Participant’s Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

13.6           Evidence of Ownership.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates, make any book entry credits, or take any other action to evidence shares of Stock pursuant to the exercise of any Award, unless and until the Company has determined, with advice of counsel, that the issuance and delivery of such certificates, book entry credits, or other evidence of ownership is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates, book entry credits, or other evidence of ownership delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Company deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Company may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Company may require that a Participant make such reasonable covenants, agreements, and representations as the Company, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

13.7           Claw back.  Every Award issued pursuant to this Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future claw back policy that may be adopted by the Company from time to time, including, without limitation, any claw back policy adopted to comply with the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by Nasdaq pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting an Award, each Participant consents to the potential forfeiture or recovery of his or her Awards pursuant to applicable law, listing standard, and/or Company claw back policy, and agrees to be bound by and comply with the claw back policy and to return the full amount required by the claw back policy. As a condition to the receipt of any Award, a Participant may be required to execute any requested additional documents consenting to and agreeing to abide by the Company claw back policy as it may be amended from time to time.

ARTICLE 14
Amendment, Modification and Termination

14.1           Amendment, Modification and Termination of the Plan. The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the stockholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed. Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan.  Except as provided in Section 5.4, neither the Board, the CEO, nor the Committee may, without the approval of the stockholders: (a) increase the number of shares available under the Plan; (b) grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Grant Date; (c) extend the exercise period or term of any Option or SAR beyond 10 years from the Grant Date; (d) expand the types of Award available for grant under the Plan; or (e) expand the class of individuals eligible to participant in the Plan.

14.2           Awards Previously Granted. No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. Such consent shall not be required if the change: (a) is required by law or regulation; (b) does not adversely affect in any material way the rights of the holder; (c) is required to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code or to comply with the requirements of Section 409A of the Code; or (d) is made pursuant to any adjustment described in Section 5.4.

14.3           Performance-Based Awards.  Except in the case of a Change in Control, the Committee shall not have the authority to amend an Award Agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Award. In addition, the Committee shall not take any other action that would cause a Performance-Based Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitations imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitations will not become applicable or that the amendment is appropriate despite the deduction limitations imposed by Section 162(m) of the Code.

ARTICLE 15
Tax Withholding

The Company shall have the power to withhold, or require a Participant to remit to the Company, the minimum amount necessary to satisfy federal, state, and local withholding tax requirements on any Award under the Plan. The Company may permit the Participant to satisfy a tax withholding obligation by: (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (b) tendering previously-owned shares of Stock held by the Participant for six (6) months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (which holding period may be waived in accordance with Section 6.1(d)); (c) a broker-assisted “cashless” transaction; or (d) personal check or other cash equivalent acceptable to the Company.

ARTICLE 16
Indemnification

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his or her behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise.

ARTICLE 17
General Provisions

17.1           No Rights to Awards.  No Participant or other person shall have any claim to be granted any Award and neither the Company nor the Committee is obligated to treat Participants and other persons uniformly.

17.2           Continued Employment.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

17.3           Funding.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

17.4           Expenses. The expenses of administering the Plan shall be borne by the Company.

17.5           No Stockholders Rights.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

17.6           Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.7           Successors and Assigns. The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

17.8           Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Agreement, and any other notices or agreements in connection therewith, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

17.9           Requirements of Law.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of Nasdaq (or any other exchange upon which the Stock is then traded), and under any other blue sky or state securities law applicable to such Award.

17.10           Governing Law.  The place of administration of the Plan shall be conclusively deemed to be within the State of New York, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or any Award Agreement shall be governed by and construed exclusively and solely in accordance with the laws of the State of New York without regard to the conflict of law’s provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of New York with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party. The Plan is an unfunded performance-based bonus plan for a select group of persons or highly compensated employees and is not intended to be either an employee pension or welfare benefit plan subject to ERISA.

17.11           Securities Law Compliance.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

17.12           Section 409A of the Code.

(a)           General Compliance. Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Units Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code. If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.

(b)           Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the six (6) month period). Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

(c)           Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Its:

GLOSSARY

(a)           “Affiliate” means any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3).

(b)           “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Grant, Stock Unit, Performance Share, Performance Share Unit, or Performance Cash Award granted to a Participant under the Plan.

(c)           “Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

(d)           “Board” means the Company’s Board of Directors, as constituted from time to time.

(e)           “Cause” means any of the following:

(1)           Participant’s commission of, or assistance to or conspiracy with others to commit, fraud, misrepresentation, theft or embezzlement of Company assets;

(2)           Participant’s material intentional violations of law or of material Company policies;

(3)           Participant’s repeated insubordination or willful failure to substantially perform his or her employment duties or duties as a Non-Employee Director; or

(4)           Participant’s willful engagement in conduct that is demonstrably and materially injurious to the Company or any Affiliate.

(f)           “CEO” means the Chief Executive Officer of the Company.

(g)           “Change in Control” means any of the following:

(1)           The sale, lease, exchange or other transfer of all or substantially all of the Company’s assets in one transaction or in a series of related transactions;

(2)           any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming directly or indirectly the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of securities representing 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at the elections of directors; or

(3)           individuals who constitute the Board as of the Effective Date cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board as of the Effective Date (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause, considered as though such person were a member of the Board as of the Effective Date of the Plan.

(4)           For sake of clarity, a “Change in Control” will not be deemed to have occurred for purposes of the Plan until the transaction (or services of transactions) that would otherwise be considered a “Change in Control” closes. The transfer of Stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a “Change in Control” for purposes of this Plan. Notwithstanding the foregoing a “Change in Control” shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such “Change in Control” constitutes a “change in control event” as defined in Section 409A of the Code and the regulations thereunder.

(h)           “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(i)           “Committee” except as set forth in Section 4.1, means the Compensation Committee of the Board. At all times the Committee shall consist of at least two (2) or more individuals, each of whom qualifies as: (i) a “non-employee director” as defined in Rule 16b-3(b)(3) of the Exchange Act; (ii) an “outside director” as defined in Section 162(m) of the Code; and (iii) as “independent” for purposes of the applicable Nasdaq Listing Rules.

(j)           “Company” means Fusion Telecommunications International, Inc., a Delaware company.

(k)           “Consultant” means a consultant or adviser that provides bona fide services to the Company or an Affiliate as an independent contractor and not as an employee; provided, however that such person may become a Participant in the Plan only if the Consultant: (i) is a natural person; and (ii) does not provide services in connection with the offer or sale of the Company’s securities in a capital-raising transaction and do not promote or maintain a market for the Company’s securities.

(1)           “Covered Employee” means an Employee who is or could be a “covered employee” within the meaning of Section 162(m) of the Code.

(m)           “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of impairment shall be supported by medical evidence. For purposes of an Incentive Stock Option, “Disability” shall have the meaning ascribed to it in Section 22(e)(3) of the Code.

(n)           “Effective Date” means the date the Plan is approved by the stockholders at the Company’s 2016 Annual Meeting.

(o)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. All references to the Exchange Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

(q)           “Expiration Date” means the tenth (10th) anniversary of the Effective Date.

(r)           “Fair Market Value” means, as of any date, the closing price for the Stock as reported on  Nasdaq (or any other exchange on which the Stock is than listed) for that date or, if no prices are reported for that date, the closing price on the last day on which such prices were reported.

(s)           “Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships or a trust or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest.

(t)           “Good Reason” means any of the following:

(1)           A material reduction of Participant’s duties, authority or responsibilities, in effect immediately prior to such reduction;

(2)           A material reduction of Participant’s then-existing base salary; or

(3)           The Company’s decision to relocate a Participant’s principal place of work by more than 50 miles.

(u)           “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(v)           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(w)           “Non-Employee Director” means a member of the Company’s Board who is not a common-law employee of the Company.

(x)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(y)           “Option” means a right granted to a Participant under Section 7. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(z)           “Participant” means a person who has been granted an Award under the Plan.

(aa)           “Performance-Based Awards” means an Award intended to satisfy the requirements of the performance-based compensation exception to the limitations imposed by Section 162(m) of the Code on the tax deductibility of compensation payable to Covered Employees.

(bb)           “Performance Cash” means a right granted to a Participant pursuant to Section 10.

(cc)           “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net operating income before taxes and extraordinary charges against income; earnings before interest, and taxes; earnings before interest, taxes, depreciation, and amortization; pre- or after-tax net earnings; sales growth; production levels; unit costs; operating earnings; operating cash flow; return on net assets; return on stockholders’ equity; return on assets; return on capital; Stock price growth; stockholder returns; gross or net profit margin; earnings per share; price per share of Stock; market share; revenue; income; safety objectives; environmental objectives; and completion of major projects. The Performance Criteria that will be used to establish Performance Goals with respect to any Award other than a Performance-Based Award that is subject to Article 11 will include the above-listed Performance Criteria and such other criteria as may be set forth in the applicable Award Agreement. Any of the Performance Criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Financial Performance Criteria may, but need not, be calculated in accordance with generally accepted accounting principles (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(dd)           “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(ee)           “Performance Period” means the one or more periods of time (but not less than 12 months), which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(ff)           “Performance Share” means a right granted to a Participant under Section 10.

(gg)           “Performance Share Unit” means a right granted to a Participant under Section 10.

(hh)           “Plan” means this Fusion Telecommunications International, Inc. 2016 Stock Incentive Plan, as amended from time to time.

(ii)           “2009 Plan” means the Fusion Telecommunications International, Inc. 2009 Stock Option  Plan.

(jj)           “Restricted Stock” means Stock granted to a Participant under Section 9,

(kk)           “Restricted Stock Unit” means a right granted to a Participant under Section 9.

(ll)           “Securities Act” means the Securities Act of 1933, as amended from time to time. All references to the Securities Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Securities Act.

(mm)           “Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is less than 50% of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii). Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six (6) months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract). If the Participant’s period of leave exceeds six (6) months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six (6) month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.

In the case of a Non-Employee Director, Separation from Service means that such member has ceased to be a member of the Board. Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

(nn)           “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treasury Regulation Section 1.409A-1(i). The identification date for determining whether any employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(oo)           “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Section 5.

(pp)           “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 7.

(qq)            “Stock Grant Award” means a right granted to a Participant under Section 9.

(rr)           “Stock Unit” means a right granted to a Participant under Section 9.

(ss)           “Termination of Employment” or “Termination of Service” means the cessation of performance of services for the Company. For this purpose, the transfer of a Participant among the Company and any Affiliate, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms “Termination of Service” and “Termination of Employment” mean a Separation from Service.

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect nine directors to hold office until our 2017 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Marvin S. Rosen
02 Philip D. Turits
03 Matthew D. Rosen
04 E. Alan Brumberger
05 Jack Rosen
06 Paul C. O'Brien
07 Michael J. Del Giudice
08 Larry Blum
09 William Rubin

The Board of Directors recommends you vote FOR proposals 2 through 6.

For address change/comments, mark here. (see reverse for instructions) ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000298489_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K and 10-K/A, Form 10-Q for the second quarter of 2016 are available at www.proxyvote.com

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS – TO BE HELD
OCTOBER 28, 2016
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as a Stockholder entitled to vote at the 2016 Annual Meeting of Stockholders (the "Meeting") of Fusion Telecommunications International, Inc. (the "Company"), hereby revoking any previous Proxies heretofore given, hereby acknowledges receipt of the Company's Notice, Proxy Statement and financial information in connection with the Meeting to be held at 3:00 p.m. on October 28, 2016 at the Company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York, 10170 and hereby appoints Matthew D. Rosen and Philip D. Turits, and each of them (with full power to act alone), the attorneys and Proxies of the undersigned (collectively the "Proxies"), with power of substitution to each, to vote all shares of the Common Stock of the Company held in the name provided herein, which the undersigned is entitled to vote at the Meeting and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes. **THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6; DIRECTORS WILL BE ELECTED (PROPOSAL 1) BY A PLURALITY OF VOTES CAST. ADOPTION OF PROPOSALS 2 AND 4, 5 AND 6 REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE VOTING SHARES CAST AT THE MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL. THE ADOPTION OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTING SHARES ENTITLED TO VOTE AND HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK ENTITLED TO VOTE.** All Stockholders can vote their shares by completing, signing, dating and returning their completed Proxy card, or voting by telephone, or over the Internet. To vote by telephone or Internet, follow the instructions included in the Proxy card and Vote Instruction Form. Your Proxy is revocable and you can revoke a Proxy at any time prior to its exercise at the Meeting by following the instructions in the Proxy Statement. For a period of at least ten days prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting shall be open to examination by any of the Company's Stockholders with a valid corporate purpose at the Company's principal office.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000298489_2 R1.0.1.25